UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number: 811-05476

LORD ABBETT GLOBAL FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 3/31/2016

Item 1:	Schedule of Investments.

Schedule of Investments (unaudited)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CORPORATE DEBT FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 92.89%

CORPORATE BONDS 86.34%

Air Transportation 0.50%

Emirates Airline (United Arab Emirates)†(a)	4.50%	2/6/2025	$171	$174,376

Auto Parts: Original Equipment 0.59%

Nemak SA de CV (Mexico)†(a)	5.50%	2/28/2023	200	206,500

Automotive 0.57%

Hyundai Capital America†	2.60%	3/19/2020	200	200,251

Banks: Regional 18.29%

ADCB Finance Cayman Ltd.	2.75%	9/16/2019	200	199,915
Agricola Senior Trust†	6.75%	6/18/2020	220	221,100
Akbank TAS (Turkey)†(a)	4.00%	1/24/2020	200	198,753
Axis Bank Ltd. (United Arab Emirates)†(a)	3.25%	5/21/2020	200	204,769
Banco de Bogota SA (Colombia)†(a)	5.00%	1/15/2017	200	203,000
Banco de Credito del Peru (Peru)†(a)	4.25%	4/1/2023	150	155,550
Banco de Credito e Inversiones (Chile)†(a)	4.00%	2/11/2023	200	204,246
Banco Internacional del Peru (Panama)†(a)	5.75%	10/7/2020	200	218,940
Bangkok Bank PCL (Hong Kong)†(a)	4.80%	10/18/2020	100	109,979
Bangkok Bank PCL (Hong Kong)†(a)	5.00%	10/3/2023	200	227,587
Bank of India (Jersey)(a)	3.125%	5/6/2020	200	197,749
BBVA Banco Continental SA (Peru)†(a)	5.00%	8/26/2022	200	213,000
BBVA Bancomer SA†	6.75%	9/30/2022	150	166,860
Corpbanca SA (Chile)(a)	3.125%	1/15/2018	200	201,317
DBS Bank Ltd. (Singapore)†(a)	3.625%	9/21/2022	200	205,002
ICICI Bank Ltd. (Hong Kong)†(a)	5.75%	11/16/2020	200	226,017
Industrial & Commercial Bank of China Ltd. (United Arab Emirates)(a)	2.625%	5/26/2020	200	201,178
Industrial Bank of Korea (South Korea)†(a)	2.00%	4/23/2020	200	199,807
Itau Unibanco Holding SA†	5.50%	8/6/2022	200	199,040
KEB Hana Bank (South Korea)(a)	2.50%	6/12/2019	200	203,682
National Savings Bank (Sri Lanka)†(a)	5.15%	9/10/2019	200	187,500
Oversea-Chinese Banking Corp., Ltd. (Singapore)†(a)	3.15%	3/11/2023	200	203,399
Popular, Inc.	7.00%	7/1/2019	30	29,287
QNB Finance Ltd.	2.125%	2/14/2018	200	200,102

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CORPORATE DEBT FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Banks: Regional (continued)

Sberbank of Russia via SB Capital SA (Luxembourg)†(a)	6.125%	2/7/2022	$200	$207,621
Shinhan Bank (South Korea)†(a)	2.25%	4/15/2020	200	201,550
Siam Commercial Bank PCL (Hong Kong)†(a)	3.375%	9/19/2017	200	204,584
State Bank of India (United Kingdom)†(a)	3.25%	4/18/2018	200	203,840
Turkiye Garanti Bankasi AS (Turkey)†(a)	6.25%	4/20/2021	200	213,548
Turkiye Halk Bankasi AS (Turkey)†(a)	4.75%	2/11/2021	200	193,676
Turkiye Is Bankasi (Turkey)†(a)	5.00%	4/30/2020	200	200,890
Vnesheconombank Via VEB Finance plc (Ireland)†(a)	6.902%	7/9/2020	200	206,998
Woori Bank (South Korea)†(a)	4.75%	4/30/2024	200	210,538
Total				6,421,024

Beverages 1.10%

Anadolu Efes Biracilik Ve Malt Sanayii AS (Turkey)†(a)	3.375%	11/1/2022	200	176,236
Central American Bottling Corp. (Guatemala)†(a)	6.75%	2/9/2022	200	211,500
Total				387,736

Building Materials 1.63%

Cemex Finance LLC†	9.375%	10/12/2022	200	221,000
Cemex SAB de CV (Mexico)†(a)	7.75%	4/16/2026	200	205,480
CIMPOR Financial Operations BV (Netherlands)†(a)	5.75%	7/17/2024	200	147,000
Total				573,480

Business Services 2.30%

Cielo SA/Cielo USA, Inc. (Brazil)†(a)	3.75%	11/16/2022	200	180,000
DP World Ltd. (United Arab Emirates)†(a)	6.85%	7/2/2037	200	204,892
HPHT Finance 15 Ltd.†	2.875%	3/17/2020	210	212,443
Mersin Uluslararasi Liman Isletmeciligi AS (Turkey)†(a)	5.875%	8/12/2020	200	209,000
Total				806,335

Chemicals 2.90%

Braskem Finance Ltd.	6.45%	2/3/2024	200	188,500
Israel Chemicals Ltd. (Israel)†(a)	4.50%	12/2/2024	200	200,706
Mexichem SAB de CV (Mexico)†(a)	4.875%	9/19/2022	200	208,500
OCP SA (Morocco)†(a)	6.875%	4/25/2044	200	208,224
PTT Global Chemical PCL (Thailand)†(a)	4.25%	9/19/2022	200	211,375
Total				1,017,305

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CORPORATE DEBT FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Diversified 1.56%

Hutchison Whampoa International 03/33 Ltd.	7.45%	11/24/2033	$100	$142,084
Hutchison Whampoa International 14 Ltd. (Hong Kong)†(a)	3.625%	10/31/2024	200	208,148
KOC Holding AS (Turkey)†(a)	3.50%	4/24/2020	200	197,114
Total				547,346

Electric: Power 4.88%

AES El Salvador Trust II†	6.75%	3/28/2023	200	157,000
AES Gener SA (Chile)†(a)	5.00%	7/14/2025	200	201,570
Dubai Electricity & Water Authority (United Arab Emirates)†(a)	7.375%	10/21/2020	100	118,335
E.CL SA (Chile)†(a)	4.50%	1/29/2025	200	206,748
Empresa de Energia de Bogota SA ESP (Colombia)†(a)	6.125%	11/10/2021	200	208,900
Korea Hydro & Nuclear Power Co., Ltd. (South Korea)†(a)	3.25%	6/15/2025	200	210,139
Lamar Funding Ltd.†	3.958%	5/7/2025	200	180,100
Majapahit Holding BV (Netherlands)†(a)	8.00%	8/7/2019	200	228,760
Star Energy Geothermal Wayang Windu Ltd. (Indonesia)†(a)	6.125%	3/27/2020	200	202,500
Total				1,714,052

Engineering & Contracting Services 1.19%

Aeropuertos Dominicanos Siglo XXI SA (Dominican Republic)†(a)	9.75%	11/13/2019	200	212,000
China Railway Resources Huitung Ltd. (Hong Kong)(a)	3.85%	2/5/2023	200	206,789
Total				418,789

Entertainment 0.09%

Mohegan Tribal Gaming Authority	9.75%	9/1/2021	30	30,900

Financial Services 1.41%

Guanay Finance Ltd.†	6.00%	12/15/2020	191	186,132
Indian Railway Finance Corp., Ltd. (India)(a)	3.917%	2/26/2019	200	207,998
SUAM Finance BV (Curacao)†(a)	4.875%	4/17/2024	100	101,150
Total				495,280

Food 1.07%

Cencosud SA (Chile)†(a)	4.875%	1/20/2023	200	200,865
Cosan Luxembourg SA (Luxembourg)†(a)	5.00%	3/14/2023	200	175,980
Total				376,845

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CORPORATE DEBT FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Government 0.58%

EXIM Sukuk Malaysia Berhad (Malaysia)(a)	2.874%	2/19/2019	$200	$202,707

Household Equipment/Products 0.56%

Turkiye Sise ve Cam Fabrikalari AS (Turkey)†(a)	4.25%	5/9/2020	200	196,779

Insurance 0.57%

AIA Group Ltd. (Hong Kong)†(a)	2.25%	3/11/2019	200	201,109

Lodging 1.08%

MCE Finance Ltd. (Hong Kong)†(a)	5.00%	2/15/2021	200	191,236
Wynn Macau Ltd. (Macau)†(a)	5.25%	10/15/2021	200	189,500
Total				380,736

Machinery: Oil Well Equipment & Services 0.56%

Ferreycorp SAA (Peru)†(a)	4.875%	4/26/2020	200	197,500

Media 1.71%

Altice Financing SA (Luxembourg)†(a)	6.625%	2/15/2023	200	201,500
Myriad International Holdings BV (Netherlands)†(a)	5.50%	7/21/2025	200	201,979
VTR Finance BV (Netherlands)†(a)	6.875%	1/15/2024	200	195,500
Total				598,979

Metal Fabricating 0.56%

Elementia SAB de CV (Mexico)†(a)	5.50%	1/15/2025	200	198,250

Metals & Minerals: Miscellaneous 3.12%

AngloGold Ashanti Holdings plc (Isle of Man)(a)	5.125%	8/1/2022	200	188,712
Cia Minera Milpo SAA (Peru)†(a)	4.625%	3/28/2023	200	184,500
Coeur Mining, Inc.	7.875%	2/1/2021	65	52,487
Fresnillo plc (Mexico)†(a)	5.50%	11/13/2023	200	206,250
Kinross Gold Corp. (Canada)(a)	5.125%	9/1/2021	60	55,800
Southern Copper Corp. (Peru)(a)	3.50%	11/8/2022	120	115,936
Southern Copper Corp. (Peru)(a)	5.875%	4/23/2045	155	138,301
Volcan Cia Minera SAA (Peru)†(a)	5.375%	2/2/2022	200	153,250
Total				1,095,236

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CORPORATE DEBT FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Natural Gas 2.79%

China Oil & Gas Group Ltd. (Hong kong)(a)	5.00%	5/7/2020	$200	$190,000
Gas Natural de Lima y Callao SA (Peru)†(a)	4.375%	4/1/2023	200	197,000
GNL Quintero SA (Chile)†(a)	4.634%	7/31/2029	200	201,492
Nakilat, Inc. (Qatar)†(a)	6.267%	12/31/2033	175	196,220
Transportadora de Gas del Peru SA (Peru)†(a)	4.25%	4/30/2028	200	195,000
Total				979,712

Oil 12.90%

CNOOC Finance 2012 Ltd. (Hong kong)†(a)	3.875%	5/2/2022	200	209,118
CNOOC Finance 2015 USA LLC	3.50%	5/5/2025	200	197,073
CrownRock LP/CrownRock Finance, Inc.†	7.75%	2/15/2023	50	48,625
Delek & Avner Tamar Bond Ltd. (Israel)†(a)	5.412%	12/30/2025	200	200,750
Ecopetrol SA (Colombia)(a)	4.125%	1/16/2025	305	260,775
Ecopetrol SA (Colombia)(a)	5.875%	5/28/2045	100	79,220
Gazprom Neft OAO via GPN Capital SA (Luxembourg)†(a)	4.375%	9/19/2022	200	184,904
Gazprom OAO via Gaz Capital SA (Luxembourg)†(a)	4.95%	2/6/2028	200	181,761
Gazprom OAO Via Gaz Capital SA (Luxembourg)†(a)	6.51%	3/7/2022	125	131,154
Kosmos Energy Ltd.†	7.875%	8/1/2021	200	169,000
Kunlun Energy Co., Ltd. (Hong Kong)†(a)	2.875%	5/13/2020	200	203,258
Lukoil International Finance BV (Netherlands)†(a)	4.563%	4/24/2023	200	191,729
Lukoil International Finance BV (Netherlands)†(a)	7.25%	11/5/2019	200	218,722
MEG Energy Corp. (Canada)†(a)	6.375%	1/30/2023	35	20,825
Petrobras Global Finance BV (Netherlands)(a)	3.00%	1/15/2019	255	219,791
Petrobras Global Finance BV (Netherlands)(a)	4.375%	5/20/2023	285	208,677
Petrobras Global Finance BV (Netherlands)(a)	5.625%	5/20/2043	52	34,060
Petrobras Global Finance BV (Netherlands)(a)	6.25%	3/17/2024	125	100,275
Petronas Capital Ltd. (Malaysia)†(a)	5.25%	8/12/2019	100	110,111
PTT PCL (Thailand)†(a)	4.50%	10/25/2042	200	195,759
Reliance Industries Ltd. (India)†(a)	4.125%	1/28/2025	250	257,992
Rosneft Oil Co. via Rosneft International Finance Ltd. (Ireland)†(a)	4.199%	3/6/2022	200	186,650
Sinopec Group Overseas Development 2015 Ltd.†	2.50%	4/28/2020	200	201,027
Thai Oil PCL (Thailand)†(a)	4.875%	1/23/2043	200	200,411
YPF SA (Argentina)†(a)	8.50%	7/28/2025	393	384,944
YPF SA (Argentina)†(a)	8.50%	3/23/2021	132	132,495
Total				4,529,106

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CORPORATE DEBT FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Oil: Crude Producers 0.94%

Ras Laffan Liquefied Natural Gas Co., Ltd. II (Qatar)†(a)	5.298%	9/30/2020	$119	$127,491
Southern Gas Corridor CJSC (Azerbaijan)†(a)	6.875%	3/24/2026	200	200,750
Total				328,241

Paper & Forest Products 1.04%

Celulosa Arauco y Constitucion SA (Chile)(a)	5.00%	1/21/2021	150	160,557
Suzano Trading Ltd.†	5.875%	1/23/2021	200	203,000
Total				363,557

Real Estate Investment Trusts 7.08%

China Overseas Finance Cayman V Ltd.	3.95%	11/15/2022	200	205,918
Greenland Global Investment Ltd. (China)(a)	4.375%	7/3/2019	200	202,886
IRSA Propiedades Comerciales SA (Argentina)†(a)	8.75%	3/23/2023	200	200,800
Jababeka International BV (Netherlands)†(a)	7.50%	9/24/2019	200	200,723
KWG Property Holding Ltd. (China)(a)	8.625%	2/5/2020	200	213,000
Link Finance Cayman 2009 Ltd. (The)	3.60%	9/3/2024	200	204,863
MAF Sukuk Ltd.	4.50%	11/3/2025	200	206,700
PLA Administradora Industrial S de RL de CV (Mexico)†(a)	5.25%	11/10/2022	200	193,500
Poly Real Estate Finance Ltd.	5.25%	4/25/2019	200	211,659
Qatari Diar Finance Co. (Qatar)†(a)	5.00%	7/21/2020	200	221,354
Shimao Property Holdings Ltd. (Hong Kong)(a)	8.375%	2/10/2022	200	219,239
Swire Properties MTN Financing Ltd. (Hong Kong)(a)	2.75%	3/7/2020	200	204,548
Total				2,485,190

Retail 1.78%

El Puerto de Liverpool SAB de CV (Mexico)†(a)	3.95%	10/2/2024	200	200,000
Hot Topic, Inc.†	9.25%	6/15/2021	20	20,150
Office Depot de Mexico SA de CV (Mexico)†(a)	6.875%	9/20/2020	200	204,500
Pacific Emerald Pte Ltd. (Singapore)(a)	9.75%	7/25/2018	200	202,000
Total				626,650

Steel 2.09%

ABJA Investment Co. Pte Ltd. (Singapore)(a)	5.95%	7/31/2024	200	187,128
GTL Trade Finance, Inc.†	5.893%	4/29/2024	200	164,190
Samarco Mineracao SA (Brazil)†(a)	5.75%	10/24/2023	200	122,000
Vale Overseas Ltd. (Brazil)(a)	4.375%	1/11/2022	245	209,781
Vale SA (Brazil)(a)	5.625%	9/11/2042	70	49,700
Total				732,799

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CORPORATE DEBT FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Technology 1.17%

Alibaba Group Holding Ltd. (China)(a)	3.60%	11/28/2024	$200	$201,993
Tencent Holdings Ltd. (China)†(a)	3.375%	5/2/2019	200	207,314
Total				409,307

Telecommunications 8.57%

Bharti Airtel International Netherlands BV (Netherlands)†(a)	5.125%	3/11/2023	200	214,096
Columbus International, Inc. (Barbados)†(a)	7.375%	3/30/2021	200	213,750
Digicel Group Ltd. (Jamaica)†(a)	8.25%	9/30/2020	200	172,500
Digicel Ltd. (Jamaica)†(a)	6.75%	3/1/2023	200	177,500
Digicel Ltd. (Jamaica)†(a)	7.00%	2/15/2020	275	252,313
Emirates Telecommunications Group Co. PJSC (United Arab Emirates)(a)	3.50%	6/18/2024	200	208,000
GCX Ltd. (India)†(a)	7.00%	8/1/2019	200	188,059
HKT Capital No 2 Ltd.	3.625%	4/2/2025	200	203,690
Mobile Telesystems OJSC via MTS International Funding Ltd. (Ireland)†(a)	8.625%	6/22/2020	100	114,246
Ooredoo International Finance Ltd.†	4.50%	1/31/2043	200	202,496
Sable International Finance Ltd.†	6.875%	8/1/2022	200	201,000
SingTel Group Treasury Pte Ltd. (Singapore)(a)	4.50%	9/8/2021	400	448,697
Telefonica Celular del Paraguay SA (Paraguay)†(a)	6.75%	12/13/2022	200	197,000
Vimpel Communications via VIP Finance Ireland Ltd. OJSC (Ireland)†(a)	7.748%	2/2/2021	200	214,772
Total				3,008,119

Transportation: Miscellaneous 1.16%

Autoridad del Canal de Panama (Panama)†(a)	4.95%	7/29/2035	200	211,000
Kazakhstan Temir Zholy Finance BV (Netherlands)†(a)	6.375%	10/6/2020	200	197,696
Total				408,696

Total Corporate Bonds (cost $29,672,326)				30,312,892

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CORPORATE DEBT FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
FOREIGN BOND(b) 0.35%

Netherlands

Technology

United Group BV† (cost $139,714)	7.875%	11/15/2020	EUR	100	$121,590

FOREIGN GOVERNMENT OBLIGATIONS 6.20%

Argentina 1.43%

Provincia de Buenos Aires†(a)	9.125%	3/16/2024		$150	154,575
Republic of Argentina(a)(c)	8.28%	12/31/2033		168	201,894
Republic of Argentina(a)	8.75%	5/7/2024		140	146,896
Total					503,365

Brazil 1.55%

Brazil Notas do Tesouro Nacional Serie F(b)	10.00%	1/1/2025	BRL	1,700	383,453
Federal Republic of Brazil(a)	5.00%	1/27/2045		$200	161,000
Total					544,453

Ethiopia 0.53%

Republic of Ethiopia†(a)	6.625%	12/11/2024		200	184,750

Ivory Coast 0.53%

Ivory Coast Bond†(a)	5.75%	12/31/2032		200	185,500

Kazakhstan 0.59%

Republic of Kazakhstan†(a)	6.50%	7/21/2045		200	208,333

Senegal 0.53%

Republic of Senegal†(a)	6.25%	7/30/2024		200	187,000

Sri Lanka 0.56%

Republic of Sri Lanka†(a)	6.25%	7/27/2021		200	196,076

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CORPORATE DEBT FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Zambia 0.48%

Republic of Zambia†(a)	8.50%	4/14/2024	$200	$166,500

Total Foreign Government Obligations (cost $2,108,707)				2,175,977

Total Long-Term Investments (cost $31,920,747)				$32,610,459

SHORT-TERM INVESTMENT 2.29%

Repurchase Agreement

Repurchase Agreement dated 3/31/2016, 0.03% due 4/1/2016 with Fixed Income Clearing Corp. collateralized by $820,000 of Federal Home Loan Mortgage Corp. at 1.30% due 7/27/2018; value: $822,050; proceeds: $803,294 (cost $803,294)			803	803,294

Total Investments in Securities 95.18% (cost $32,724,041)				33,413,753

Other Assets in Excess of Liabilities(d) 4.82%				1,693,779

Net Assets 100.00%				$35,107,532

BRL	Brazilian real.
EUR	euro.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Defaulted (non-income producing security).
(d)	Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts as follows:

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CORPORATE DEBT FUND March 31, 2016

Open Forward Foreign Currency Exchange Contracts at March 31, 2016:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Brazilian real	Buy	Morgan Stanley	4/13/2016	2,920,000	$708,583	$809,966	$101,383
Colombian peso	Buy	Goldman Sachs	6/7/2016	1,200,000,000	371,382	397,581	26,199
Mexican peso	Buy	Bank of America	5/12/2016	12,260,000	673,439	707,157	33,718
Russian ruble	Buy	Goldman Sachs	5/12/2016	39,170,000	504,353	576,930	72,577
Russian ruble	Buy	Morgan Stanley	5/12/2016	40,300,000	518,894	593,574	74,680
South African rand	Buy	Bank of America	6/23/2016	5,900,000	382,496	393,374	10,878
Thai baht	Buy	State Street Bank and Trust	4/12/2016	13,000,000	355,872	369,454	13,582
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$333,017

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Brazilian real	Sell	Morgan Stanley	6/30/2016	1,420,000	$381,065	$385,627	$(4,562)
Brazilian real	Sell	State Street Bank and Trust	4/13/2016	2,920,000	707,022	809,966	(102,944)
Colombian peso	Sell	Bank of America	6/7/2016	1,200,000,000	387,222	397,581	(10,359)
euro	Sell	Bank of America	5/16/2016	105,000	119,234	119,630	(396)
Mexican peso	Sell	Citibank	5/12/2016	12,260,000	664,932	707,157	(42,225)
Russian ruble	Sell	Morgan Stanley	5/12/2016	39,170,000	484,770	576,930	(92,160)
Russian ruble	Sell	State Street Bank and Trust	5/12/2016	40,300,000	583,635	593,574	(9,939)
South African rand	Sell	Bank of America	6/23/2016	5,900,000	375,120	393,374	(18,254)
Thai baht	Sell	State Street Bank and Trust	4/12/2016	13,000,000	355,872	369,454	(13,582)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(294,421)

The following is a summary of the inputs used as of March 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$30,312,892	$—	$30,312,892
Foreign Bond	—	121,590	—	121,590
Foreign Government Obligations	—	2,175,977	—	2,175,977
Repurchase Agreement	—	803,294	—	803,294
Total	$—	$33,413,753	$—	$33,413,753
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$—	$333,017	$—	$333,017
Liabilities	—	(294,421)	—	(294,421)
Total	$—	$38,596	$—	$38,596

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level 1/level 2 transfers during the period ended March 31, 2016.

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
LONG-TERM INVESTMENTS 78.84%

ASSET-BACKED SECURITIES 12.49%

Automobiles 5.41%

AmeriCredit Automobile Receivables Trust 2013-1 B	1.07%	3/8/2018	$107	$107,288
AmeriCredit Automobile Receivables Trust 2013-3 B	1.58%	9/10/2018	250	250,288
AmeriCredit Automobile Receivables Trust 2013-5 A3	0.90%	9/10/2018	242	242,098
Avis Budget Rental Car Funding AESOP LLC 2011-3A A†	3.41%	11/20/2017	462	465,536
Avis Budget Rental Car Funding AESOP LLC 2011-5A A†	3.27%	2/20/2018	463	467,807
Avis Budget Rental Car Funding AESOP LLC 2012-2A A†	2.802%	5/20/2018	1,390	1,401,583
Avis Budget Rental Car Funding AESOP LLC 2014-1A A†	2.46%	7/20/2020	459	459,381
Avis Budget Rental Car Funding AESOP LLC 2014-2A A†	2.50%	2/20/2021	328	327,432
Avis Budget Rental Car Funding AESOP LLC 2015-2A A†	2.63%	12/20/2021	583	580,154
California Republic Auto Receivables Trust 2013-1 A2†	1.41%	9/17/2018	324	323,689
California Republic Auto Receivables Trust 2013-2 A2	1.23%	3/15/2019	234	234,378
California Republic Auto Receivables Trust 2014-1 A3	0.85%	5/15/2018	99	99,272
California Republic Auto Receivables Trust 2014-3 A3	1.09%	11/15/2018	461	460,399
California Republic Auto Receivables Trust 2015-1 A2	0.88%	12/15/2017	415	414,607
California Republic Auto Receivables Trust 2015-1 A3	1.33%	4/15/2019	1,715	1,714,203
California Republic Auto Receivables Trust 2016 1 A3	1.89%	5/15/2020	540	541,217
California Republic Auto Receivables Trust 2016-1 A2	1.50%	12/17/2018	853	853,881
Capital Auto Receivables Asset Trust 2015-2 A1A	0.99%	10/20/2017	1,761	1,758,660
Capital Auto Receivables Asset Trust 2015-2 A2	1.39%	9/20/2018	739	738,961
Capital Auto Receivables Assets Trust 2016 1 B	2.67%	12/21/2020	224	224,883
CarFinance Capital Auto Trust 2014-1A A†	1.46%	12/17/2018	43	42,648
Carmax Auto Owner Trust 2013-2 A3	0.64%	1/16/2018	432	431,521
CarMax Auto Owner Trust 2013-3 A3	0.97%	4/16/2018	302	301,767
CarMax Auto Owner Trust 2014-2 A3	0.98%	1/15/2019	1,048	1,046,859
CarMax Auto Owner Trust 2015-2 A2A	0.82%	6/15/2018	344	343,974
Chrysler Capital Auto Receivables Trust 2013-AA A3†	0.91%	4/16/2018	230	230,023
Chrysler Capital Auto Receivables Trust 2014-BA A3†	1.27%	5/15/2019	1,148	1,147,216
Drive Auto Receivables Trust 2015-BA B†	2.12%	6/17/2019	578	578,380
Drive Auto Receivables Trust 2015-CA A3†	1.38%	10/15/2018	489	488,821
Fifth Third Auto Trust 2014-2 A3	0.89%	11/15/2018	1,145	1,143,957
Fifth Third Auto Trust 2014-3 A3	0.96%	3/15/2019	409	408,274
GM Financial Automobile Leasing Trust 2014-2A A3†	1.22%	1/22/2018	800	800,192
Hyundai Auto Receivables Trust 2014-B A3	0.90%	12/17/2018	702	700,749
Mercedes-Benz Auto Lease Trust 2014-A A3	0.68%	12/15/2016	322	322,258
Porsche Innovative Lease Owner Trust 2014-1 A3†	1.03%	11/20/2017	1,154	1,154,585
Santander Drive Auto Receivables Trust 2013-3 B	1.19%	5/15/2018	137	137,356
Santander Drive Auto Receivables Trust 2015-3 B	2.07%	4/15/2020	455	454,793
Santander Drive Auto Receivables Trust 2015-3 C	2.74%	1/15/2021	537	537,424
Santander Drive Auto Receivables Trust 2015-5 D	3.65%	12/15/2021	789	798,284
Santander Drive Auto Receivables Trust 2016-1 D	3.99%	4/15/2022	444	443,057
Volkswagen Auto Loan Enhanced Trust 2013-2 A3	0.70%	4/20/2018	1,438	1,433,465
Total				24,611,320

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
Credit Cards 1.27%

Capital One Multi-Asset Execution Trust 2014-A2	1.26%		1/15/2020	$1,315	$1,318,103
Capital One Multi-Asset Execution Trust 2015-A3	0.836	%#	3/15/2023	1,928	1,922,256
Synchrony Credit Card Master Note Trust 2012-6 A	1.36%		8/17/2020	1,509	1,508,332
World Financial Network Credit Card Master Trust 2013-B A	0.91%		3/16/2020	1,050	1,050,014
Total					5,798,705

Other 5.81%

Avenue CLO VI Ltd. 2007-6A A2†	0.665	%#	7/17/2019	500	497,822
Avery Point IV CLO Ltd. 2014-1A A†	1.84	%#	4/25/2026	1,000	987,827
Carlyle Global Market Strategies CLO Ltd. 2013-2A A1†	1.465	%#	4/18/2025	1,000	988,250
Cent CLO Ltd. 2013-17A A1†	1.622	%#	1/30/2025	1,800	1,761,043
Cent CLO Ltd. 2013-19A A1A†	1.654	%#	10/29/2025	900	882,621
CIFC Funding II Ltd. 2014-2A A1L†	1.862	%#	5/24/2026	500	496,500
CNH Equipment Trust 2015-B A4	1.89%		4/15/2022	570	574,051
Dell Equipment Finance Trust 2015-2 A3†	1.72%		9/22/2020	352	351,686
Diamond Resorts Owner Trust 2015-2 A†	2.99%		5/22/2028	389	389,369
Fortress Credit BSL II Ltd. 2013-2A A1F†	1.815	%#	10/19/2025	525	519,297
Fortress Credit BSL Ltd. 2013-1A A†	1.495	%#	1/19/2025	1,000	980,582
Gleneagles CLO Ltd. 2005-1A B†	1.166	%#	11/1/2017	354	353,501
H/2 Asset Funding 2014-1 Ltd.	2.332%		3/19/2037	2,000	1,924,402
Jackson Mill CLO Ltd. 2015-1A A†	1.861	%#	4/15/2027	1,300	1,276,333
JFIN CLO Ltd. 2007-1A A2†	0.557	%#	7/20/2021	281	279,397
JFIN Revolver CLO 2013-1A A†	1.567	%#	1/20/2021	312	312,967
JFIN Revolver CLO Ltd. 2015-3A A1†	1.817	%#	4/20/2023	1,500	1,499,358
KKR Financial CLO Ltd. 2007-1A B†	1.112	%#	5/15/2021	750	740,709
Marathon CLO IV Ltd. 2012-4A A1†	1.76	%#	5/20/2023	814	813,783
Oaktree CLO Ltd. 2014-2A A1A†	1.847	%#	10/20/2026	525	519,161
OneMain Financial Issuance Trust 2015-2A A†	2.57%		7/18/2025	440	434,580
OneMain Financial Issuance Trust 2016-1A A†	3.66%		2/20/2029	305	301,437
Shackleton CLO Ltd. 2014-5A A†	1.844	%#	5/7/2026	750	743,162
Sheridan Square CLO Ltd. 2013-1A A1†	1.371	%#	4/15/2025	500	489,436
SLM Private Education Loan Trust 2010-A 2A†	3.686	%#	5/16/2044	1,148	1,178,607
SLM Private Education Loan Trust 2011-B A1†	1.286	%#	12/16/2024	482	482,259
SLM Private Education Loan Trust 2012-A A1†	1.836	%#	8/15/2025	524	523,882
SLM Private Education Loan Trust 2012-C A1†	1.536	%#	8/15/2023	329	329,089
SLM Private Education Loan Trust 2012-E A1†	1.186	%#	10/16/2023	866	864,300
SLM Private Education Loan Trust 2013-B A1†	1.086	%#	7/15/2022	331	328,997
SLM Student Loan Trust 2011-1 A1	0.953	%#	3/25/2026	503	495,344
Stone Tower CLO V Ltd. 2006-5A A2B†	0.647	%#	7/16/2020	1,500	1,487,904
Stone Tower CLO VI Ltd. 2007-6A A2B†	0.635	%#	4/17/2021	600	589,823
Venture XVII CLO Ltd. 2014-17A A†	1.801	%#	7/15/2026	850	844,432

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Other (continued)

Venture XVIII CLO Ltd. 2014-18A A†	1.771%#	10/15/2026	$500	$493,469
Westchester CLO Ltd. 2007-1A A1A†	0.554%#	8/1/2022	351	347,163
Westgate Resorts LLC 2015-1A A†	2.75%	5/20/2027	172	170,640
Westgate Resorts LLC 2015-1A B†	3.50%	5/20/2027	172	171,329
Total				26,424,512
Total Asset-Backed Securities (cost $57,040,963)				56,834,537

CORPORATE BONDS 30.69%

Aerospace/Defense 0.67%

BAE Systems plc (United Kingdom)†(a)	3.50%	10/11/2016	500	505,711
Harris Corp.	4.25%	10/1/2016	2,500	2,535,627
Total				3,041,338

Auto Loans 0.55%

Ford Motor Credit Co. LLC	1.50%	1/17/2017	720	719,236
Ford Motor Credit Co. LLC	6.625%	8/15/2017	250	265,261
General Motors Financial Co., Inc.	4.75%	8/15/2017	1,000	1,032,643
Hyundai Capital America†	2.40%	10/30/2018	500	503,523
Total				2,520,663

Auto Parts & Equipment 0.06%

BorgWarner, Inc.	5.75%	11/1/2016	250	255,932

Automakers 0.45%

General Motors Co.	3.50%	10/2/2018	500	512,123
Volkswagen Group of America Finance LLC†	1.25%	5/23/2017	1,560	1,549,540
Total				2,061,663

Banking 3.07%

Abbey National Treasury Services plc (United Kingdom)(a)	2.50%	3/14/2019	1,000	1,009,958
Bank of America Corp.	5.70%	5/2/2017	808	840,496
Bank of America Corp.	6.05%	5/16/2016	500	503,461
Bank of America Corp.	7.80%	9/15/2016	1,148	1,180,229
Capital One Financial Corp.	5.25%	2/21/2017	250	258,119
Comerica Bank	5.20%	8/22/2017	2,549	2,651,396
Fifth Third Bancorp	5.45%	1/15/2017	500	513,471
Goldman Sachs Group, Inc. (The)	2.625%#	8/24/2016	250	249,679
Goldman Sachs Group, Inc. (The)	6.00%	6/15/2020	1,000	1,141,163
Korea Development Bank (The) (South Korea)(a)	1.246%#	1/22/2017	1,000	1,000,133
Lloyds Bank plc (United Kingdom)(a)	9.875%	12/16/2021	1,000	1,054,560
Macquarie Group Ltd. (Australia)†(a)	4.875%	8/10/2017	250	259,249

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Banking (continued)

PNC Funding Corp.	5.625%	2/1/2017	$695	$718,982
Regions Bank	7.50%	5/15/2018	500	551,254
Santander Holdings USA, Inc.	4.625%	4/19/2016	250	250,370
Shinhan Bank (South Korea)†(a)	1.27%#	4/8/2017	1,800	1,797,894
Total				13,980,414

Beverages 0.17%

Beam Suntory, Inc.	1.875%	5/15/2017	750	753,823

Brokerage 0.06%

Lazard Group LLC	6.85%	6/15/2017	250	263,528

Building Materials 0.77%

Martin Marietta Materials, Inc.	1.729%#	6/30/2017	3,500	3,468,528
Owens Corning	6.50%	12/1/2016	15	15,325
Total				3,483,853

Cable & Satellite Television 0.48%

Cox Communications, Inc.†	5.875%	12/1/2016	1,000	1,028,887
Cox Communications, Inc.†	6.25%	6/1/2018	250	268,008
Cox Communications, Inc.†	9.375%	1/15/2019	250	293,677
Time Warner Cable, Inc.	8.75%	2/14/2019	500	585,823
Total				2,176,395

Chemicals 0.24%

LyondellBasell Industries NV	5.00%	4/15/2019	500	534,524
Yara International ASA (Norway)†(a)	7.875%	6/11/2019	500	567,922
Total				1,102,446

Consumer/Commercial/Lease Financing 0.98%

Air Lease Corp.	5.625%	4/1/2017	2,000	2,059,840
Aviation Capital Group Corp.†	3.875%	9/27/2016	2,000	2,012,500
International Lease Finance Corp.†	7.125%	9/1/2018	360	393,300
Total				4,465,640

Diversified Capital Goods 0.11%

Ingersoll-Rand Global Holding Co., Ltd.	2.875%	1/15/2019	500	511,635

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Electric: Distribution/Transportation 0.41%

PPL WEM Ltd./Western Power Distribution Ltd. (United Kingdom)†(a)	3.90%	5/1/2016	$1,550	$1,552,632
SteelRiver Transmission Co. LLC†	4.71%	6/30/2017	313	318,548
Total				1,871,180

Electric: Integrated 1.06%

CenterPoint Energy, Inc.	5.95%	2/1/2017	1,000	1,034,425
CMS Energy Corp.	6.55%	7/17/2017	500	530,878
Dominion Resources, Inc.	1.25%	3/15/2017	1,000	999,952
Jersey Central Power & Light Co.	7.35%	2/1/2019	125	140,212
Kentucky Power Co.†	6.00%	9/15/2017	500	527,472
Pennsylvania Electric Co.	6.05%	9/1/2017	500	527,430
Pepco Holdings LLC	6.125%	6/1/2017	500	517,546
Progress Energy, Inc.	7.05%	3/15/2019	250	284,872
TECO Finance, Inc.	6.572%	11/1/2017	250	267,325
Total				4,830,112

Electronics 0.27%

Jabil Circuit, Inc.	7.75%	7/15/2016	500	507,559
KLA-Tencor Corp.	2.375%	11/1/2017	700	703,570
Total				1,211,129

Energy: Exploration & Production 1.34%

Anadarko Petroleum Corp.	5.95%	9/15/2016	2,026	2,061,402
Anadarko Petroleum Corp.	8.70%	3/15/2019	170	190,074
Canadian Natural Resources Ltd. (Canada)(a)	5.70%	5/15/2017	2,000	2,062,204
ConocoPhillips	5.75%	2/1/2019	250	271,402
ConocoPhillips Co.	1.05%	12/15/2017	1,000	985,944
Devon Energy Corp.	6.30%	1/15/2019	500	505,776
Total				6,076,802

Food: Wholesale 0.43%

Mondelez International, Inc.	1.136%#	2/1/2019	2,000	1,972,084

Gas Distribution 4.74%

Copano Energy LLC/Copano Energy Finance Corp.	7.125%	4/1/2021	1,646	1,692,967
Energy Transfer Partners LP	6.125%	2/15/2017	1,700	1,741,607
EnLink Midstream Partners LP/EnLink Midstream Finance Corp.	7.125%	6/1/2022	2,000	1,786,192
Enterprise Products Operating LLC	6.30%	9/15/2017	1,741	1,843,245
Florida Gas Transmission Co. LLC†	7.90%	5/15/2019	750	840,057
Gulfstream Natural Gas System LLC†	6.95%	6/1/2016	250	251,865

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Gas Distribution (continued)

Hiland Partners LP/Hiland Partners Finance Corp.†	7.25%	10/1/2020	$500	$519,375
Kinder Morgan, Inc.	7.00%	6/15/2017	250	262,368
Laclede Group, Inc. (The)	1.368%#	8/15/2017	3,600	3,586,536
Magellan Midstream Partners LP	5.65%	10/15/2016	1,500	1,533,205
Magellan Midstream Partners LP	6.55%	7/15/2019	125	139,598
Northwest Pipeline LLC	7.00%	6/15/2016	500	504,199
Regency Energy Partners LP/Regency Energy Finance Corp.	6.50%	7/15/2021	1,000	990,000
Sempra Energy	9.80%	2/15/2019	300	361,090
Spectra Energy Partners LP	2.95%	6/15/2016	2,000	2,002,538
TransCanada PipeLines Ltd. (Canada)(a)	1.625%	11/9/2017	2,000	2,004,034
TransCanada PipeLines Ltd. (Canada)(a)	7.125%	1/15/2019	500	555,354
Williams Partners LP/ACMP Finance Corp.	6.125%	7/15/2022	1,000	929,748
Total				21,543,978

Health Services 0.32%

Express Scripts Holding Co.	2.65%	2/15/2017	1,000	1,013,276
Medco Health Solutions, Inc.	7.125%	3/15/2018	400	439,995
Total				1,453,271

Hotels 0.13%

Hyatt Hotels Corp.†	6.875%	8/15/2019	500	567,996

Insurance Brokerage 0.23%

Willis North America, Inc.	6.20%	3/28/2017	1,000	1,042,807

Integrated Energy 3.37%

BP Capital Markets plc (United Kingdom)(a)	1.26%#	9/26/2018	3,073	3,023,632
CNPC General Capital Ltd. (China)†(a)	1.518%#	5/14/2017	2,000	2,000,748
Hess Corp.	1.30%	6/15/2017	250	247,127
Shell International Finance BV (Netherlands)(a)	1.071%#	5/11/2020	6,000	5,829,462
Sinopec Group Overseas Development 2014 Ltd.†	1.397%#	4/10/2017	2,000	1,996,504
Statoil ASA (Norway)(a)	1.08%#	11/8/2018	2,000	1,976,898
Suncor Energy, Inc. (Canada)(a)	6.10%	6/1/2018	250	267,390
Total				15,341,761

Investments & Miscellaneous Financial Services 0.57%

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.†	5.875%	3/15/2022	2,500	2,603,125

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Life Insurance 0.49%

Symetra Financial Corp.†	6.125%	4/1/2016	$1,932	$1,932,000
Torchmark Corp.	6.375%	6/15/2016	305	307,688
Total				2,239,688

Machinery 0.44%

Xylem, Inc.	3.55%	9/20/2016	2,000	2,002,008

Media: Diversified 0.22%

Viacom, Inc.	2.20%	4/1/2019	500	501,635
Viacom, Inc.	3.50%	4/1/2017	233	235,928
Viacom, Inc.	6.125%	10/5/2017	250	264,709
Total				1,002,272

Medical Products 0.17%

Zimmer Biomet Holdings, Inc.	2.00%	4/1/2018	750	752,147

Metals/Mining (Excluding Steel) 1.03%

Anglo American Capital plc (United Kingdom)†(a)	1.572%#	4/15/2016	500	498,209
Glencore Finance Canada Ltd. (Canada)†(a)	3.60%	1/15/2017	1,260	1,261,334
Glencore Funding LLC†	1.796%#	5/27/2016	1,000	997,005
Glencore Funding LLC†	1.982%#	1/15/2019	500	442,500
Kinross Gold Corp. (Canada)(a)	3.625%	9/1/2016	1,500	1,507,500
Total				4,706,548

Multi-Line Insurance 0.06%

Kemper Corp.	6.00%	5/15/2017	250	258,847

Oil Field Equipment & Services 1.11%

Cameron International Corp.	1.40%	6/15/2017	1,000	988,266
National Oilwell Varco, Inc.	1.35%	12/1/2017	2,000	1,957,208
Schlumberger Holdings Corp.†	2.35%	12/21/2018	1,000	1,006,955
Western Atlas, Inc.	6.00%	6/1/2018	1,000	1,077,090
Total				5,029,519

Oil Refining & Marketing 0.29%

Valero Energy Corp.	6.125%	6/15/2017	678	707,701
Valero Energy Corp.	9.375%	3/15/2019	500	596,607
Total				1,304,308

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Personal & Household Products 0.09%

Newell Rubbermaid, Inc.	2.60%	3/29/2019	$425	$431,489

Pharmaceuticals 1.41%

Forest Laboratories LLC†	4.375%	2/1/2019	1,000	1,061,731
Mylan, Inc.	1.35%	11/29/2016	1,000	993,265
Mylan, Inc.	1.80%	6/24/2016	250	250,194
Perrigo Co. plc (Ireland)(a)	1.30%	11/8/2016	1,500	1,493,199
Teva Pharmaceutical Finance Co. BV (Curacao)(a)	2.40%	11/10/2016	2,000	2,012,776
Zoetis, Inc.	1.875%	2/1/2018	625	624,686
Total				6,435,851

Property & Casualty 0.02%

Liberty Mutual Group, Inc.†	6.70%	8/15/2016	107	109,084

Real Estate Investment Trusts 2.31%

Brandywine Operating Partnership LP	5.70%	5/1/2017	125	129,345
DDR Corp.	4.75%	4/15/2018	650	676,084
DDR Corp.	7.50%	4/1/2017	600	632,249
DDR Corp.	7.50%	7/15/2018	500	553,146
HCP, Inc.	3.75%	2/1/2019	248	256,057
HCP, Inc.	6.30%	9/15/2016	521	531,658
Hospitality Properties Trust	6.70%	1/15/2018	987	1,036,863
Kilroy Realty LP	4.80%	7/15/2018	250	263,269
Kimco Realty Corp.	5.70%	5/1/2017	2,000	2,084,414
Mid-America Apartments LP	6.05%	9/1/2016	575	584,545
Regency Centers LP	5.875%	6/15/2017	1,500	1,572,949
Senior Housing Properties Trust	3.25%	5/1/2019	500	498,791
SL Green Realty Corp.	5.00%	8/15/2018	500	525,408
Ventas Realty LP	1.55%	9/26/2016	250	250,301
Vornado Realty LP	2.50%	6/30/2019	470	474,250
Welltower, Inc.	4.125%	4/1/2019	400	419,972
Total				10,489,301

Recreation & Travel 0.05%

Carnival Corp.	3.95%	10/15/2020	225	239,361

Restaurants 0.12%

Yum! Brands, Inc.	6.25%	4/15/2016	564	564,917

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Software/Services 0.40%

Fidelity National Information Services, Inc.	2.85%	10/15/2018	$650	$660,996
Hewlett-Packard Enterprise Co.†	2.85%	10/5/2018	1,150	1,170,015
Total				1,831,011

Specialty Retail 0.22%

QVC, Inc.	3.125%	4/1/2019	1,000	1,003,809

Technology Hardware & Equipment 0.86%

Hewlett Packard Enterprise Co.†	2.543%#	10/5/2018	900	901,709
Hewlett-Packard Enterprise Co.†	2.353%#	10/5/2017	3,000	3,005,706
Total				3,907,415

Telecommunications: Wireline Integrated & Services 0.42%

AT&T, Inc.	5.875%	10/1/2019	1,000	1,131,139
Embarq Corp.	7.082%	6/1/2016	750	756,697
Total				1,887,836

Tobacco 0.11%

Reynolds American, Inc.	3.50%	8/4/2016	500	503,163

Trucking & Delivery 0.39%

Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.50%	6/15/2019	500	497,509
Penske Truck Leasing Co. LP/PTL Finance Corp.†	2.875%	7/17/2018	1,125	1,133,784
Penske Truck Leasing Co. LP/PTL Finance Corp.†	3.75%	5/11/2017	125	126,964
Total				1,758,257
Total Corporate Bonds (cost $140,035,093)				139,588,406

FLOATING RATE LOANS(b) 5.19%

Advertising 0.40%

Nielsen Finance LLC Term Loan A	2.441%	4/30/2019	1,825	1,823,285

Aerospace/Defense 0.35%

Delos Finance S.A.R.L. Term Loan (Luxembourg)(a)	3.50%	3/6/2021	1,591	1,595,972

Air Transportation 0.46%

Delta Air Lines, Inc. 2014 Term Loan B2	2.683%	10/18/2016	2,098	2,100,456

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Cable & Satellite Television 0.59%

Charter Communications Operating LLC Term Loan E	3.00%	7/1/2020	$1,711	$1,706,226
CSC Holdings LLC Term Loan B	2.933%	4/17/2020	989	989,566
Total				2,695,792

Consumer/Commercial/Lease Financing 0.03%

Synchrony Financial Term Loan	2.341%	8/5/2019	146	145,363

Electronics 0.26%

Sensata Technologies B.V. 6th Amendment Term Loan (Netherlands)(a)	3.00%	10/14/2021	1,185	1,183,134

Gaming 0.88%

Las Vegas Sands LLC Term Loan B	3.25%	12/19/2020	1,701	1,702,207
Seminole Tribe of Florida Initial Term Loan	3.00%	4/29/2020	2,305	2,303,057
Total				4,005,264

Media: Content 0.50%

AMC Networks, Inc. Term Loan A	1.938%	12/31/2019	2,313	2,282,148

Pharmaceuticals 0.46%

Amgen, Inc. Term Loan	1.631%	9/18/2018	2,000	1,997,500
Warner Chilcott Corp. 3 Year Term Loan	1.933%	8/1/2016	104	103,319
Total				2,100,819

Technology Hardware & Equipment 0.12%

Dell International LLC Term Loan B2	4.00%	4/29/2020	521	521,341

Telecommunications: Wireless 0.23%

DigitalGlobe, Inc. Term Loan	4.75%	1/31/2020	1,041	1,041,379

Telecommunications: Wireline Integrated & Services 0.44%

AT&T, Inc. 1st Lien Delayed Draw Term Loan	1.633%	1/16/2018	2,000	1,992,500

Theaters & Entertainment 0.47%

Activision Blizzard, Inc. Term Loan	3.25%	10/12/2020	949	954,295
Kasima LLC Term Loan	3.25%	5/17/2021	1,191	1,183,147
Total				2,137,442
Total Floating Rate Loans (cost $23,671,454)				23,624,895

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
FOREIGN GOVERNMENT OBLIGATIONS 1.48%

Brazil

Brazil Letras do Tesouro Nacional(c)	Zero Coupon		7/1/2017	BRL	28,000	$6,634,123
Federal Republic of Brazil(a)	8.00%		1/15/2018		$111	118,055
Total						6,752,178
Total Foreign Government Obligations (cost $5,932,966)						6,752,178

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 2.39%

Government National Mortgage Assoc. 2015-73 AC	2.90	%#	2/16/2053		1,561	1,609,874
Federal Home Loan Mortgage Corp. 2014-K503 B†	3.009	%#	10/25/2047		415	413,918
Federal Home Loan Mortgage Corp. 2012-K709 C†	3.741	%#	4/25/2045		1,007	1,027,674
Government National Mortgage Assoc. 2015-41 AD	2.90%		8/16/2055		573	591,847
Government National Mortgage Assoc. 2015-33 AS	2.90%		5/16/2054		484	500,186
Federal Home Loan Mortgage Corp. 2012-K705 C†	4.161	%#	9/25/2044		500	511,637
Federal Home Loan Mortgage Corp. 2012-K711 C†	3.562	%#	8/25/2045		200	200,579
Federal Home Loan Mortgage Corp. 2012-K707 B†	3.883	%#	1/25/2047		27	27,680
Federal Home Loan Mortgage Corp. 2012-K708 C†	3.751	%#	2/25/2045		100	99,637
Government National Mortgage Assoc. 2013-171 IO	1.021	%#	6/16/2054		16,914	1,310,267
Government National Mortgage Assoc. 2013-193 IO	1.089	%#	1/16/2055		1,882	146,124
Government National Mortgage Assoc. 2014-112 A	3.00%		1/16/2048		1,628	1,692,983
Federal Home Loan Mortgage Corp. 2012-K711 B†	3.562	%#	8/25/2045		303	309,424
Federal Home Loan Mortgage Corp. 2013-K712 B†	3.369	%#	5/25/2045		100	100,566
Government National Mortgage Assoc. 2014-70 A	2.50%		3/16/2049		122	124,338
Government National Mortgage Assoc. 2014-78 A	2.20%		4/16/2047		181	181,163
Government National Mortgage Assoc. 2014-78 IO	0.80	%#	3/16/2056		1,112	69,734
Federal Home Loan Mortgage Corp. 2012-K710 B†	3.821	%#	6/25/2047		200	204,027
Federal Home Loan Mortgage Corp. 2013-K713 B†	3.165	%#	4/25/2046		400	399,230
Federal Home Loan Mortgage Corp. 2012-K706 B†	4.028	%#	11/25/2044		100	102,750
Government National Mortgage Assoc. 2014-15 IO	0.996	%#	8/16/2054		18,259	1,268,636
Total Government Sponsored Enterprises Collateralized Mortgage Obligations (cost $11,100,314)						10,892,274

GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS 3.33%

Federal Home Loan Mortgage Corp.	2.326	%#	2/1/2038		564	595,418
Federal Home Loan Mortgage Corp.	2.485	%#	4/1/2037		425	445,037
Federal Home Loan Mortgage Corp.	2.52	%#	12/1/2036		596	629,547
Federal Home Loan Mortgage Corp.	2.598	%#	5/1/2036		344	361,692
Federal Home Loan Mortgage Corp.	2.784	%#	12/1/2035		543	578,108
Federal Home Loan Mortgage Corp.	5.00%		5/1/2021		63	66,602

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
GOVERNMENT SPONSORED ENTERPRISES PASS-THROUGHS (continued)

Federal National Mortgage Assoc.	2.324	%#	12/1/2035	$508	$533,638
Federal National Mortgage Assoc.	2.332	%#	2/1/2036	334	348,972
Federal National Mortgage Assoc.	2.362	%#	11/1/2036	1,428	1,509,646
Federal National Mortgage Assoc.	2.442	%#	8/1/2038	195	204,641
Federal National Mortgage Assoc.	2.476	%#	1/1/2038	372	392,109
Federal National Mortgage Assoc.	2.499	%#	9/1/2038	240	252,693
Federal National Mortgage Assoc.	2.568	%#	1/1/2038	286	300,584
Federal National Mortgage Assoc.	2.591	%#	3/1/2038	197	207,682
Federal National Mortgage Assoc.	2.592	%#	11/1/2038	465	489,620
Federal National Mortgage Assoc.	2.699	%#	12/1/2038	165	174,589
Federal National Mortgage Assoc.	3.355	%#	12/1/2040	968	1,015,479
Federal National Mortgage Assoc.	3.417	%#	12/1/2040	981	1,032,097
Federal National Mortgage Assoc.	3.458	%#	10/1/2040	1,062	1,123,410
Federal National Mortgage Assoc.	3.48	%#	11/1/2040	3,326	3,502,537
Federal National Mortgage Assoc.	5.50%		2/1/2034	588	665,860
Federal National Mortgage Assoc.	5.50%		11/1/2034	638	722,378
Total Government Sponsored Enterprises Pass-Throughs (cost $15,150,228)					15,152,339

MUNICIPAL BONDS 0.64%

Nursing Home 0.33%

New Jersey Econ Dev Auth	1.096%		6/15/2016	735	734,294
New Jersey Econ Dev Auth	2.421%		6/15/2018	750	749,205
Total					1,483,499

Transportation Infrastructure 0.31%

New Jersey Transp Tr Fnd Auth	3.60%		12/15/2017	300	310,557
New Jersey Transp Tr Fnd Auth	4.00%		12/15/2017	650	675,851
New Jersey Transp Tr Fnd Auth	5.00%		6/15/2017	400	416,260
Total					1,402,668
Total Municipal Bonds (cost $2,878,450)					2,886,167

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 21.30%

A10 Bridge Asset Financing LLC 2015-AA A†	2.486	%#	5/15/2030	1,418	1,418,000
Americold LLC Trust 2010-ARTA A1†	3.847%		1/14/2029	783	813,080
BAMLL Commercial Mortgage Securities Trust 2014-IP A†	2.808	%#	6/15/2028	100	101,607
BAMLL Commercial Mortgage Securities Trust 2014-IP B†	2.808	%#	6/15/2028	200	200,969
BAMLL Commercial Mortgage Securities Trust 2014-IP C†	2.808	%#	6/15/2028	340	337,954
BAMLL-DB Trust 2012-OSI A2FX†	3.352%		4/13/2029	449	452,348
Banc of America Commercial Mortgage Trust 2007-2 AM	5.80	%#	4/10/2049	500	511,709
Banc of America Commercial Mortgage Trust 2007-3 AMF	5.317%		6/10/2049	700	718,504

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Banc of America Re-REMIC Trust 2009-UB2 A4B2†	5.537	%#	6/24/2049	$1,759	$1,807,054
Banc of America Re-REMIC Trust 2010-RC30 A5B†	5.334%		12/16/2043	125	126,457
BB-UBS Trust 2012-TFT A†	2.892%		6/5/2030	1,000	996,029
BBCMS Trust 2015-VFM A1†	2.466%		3/10/2036	296	294,451
BBCMS Trust 2015-VFM X IO†	0.612	%#	3/12/2036	55,322	1,629,520
Bear Stearns Commercial Mortgage Securities Trust 2007-PW16 AM	5.911	%#	6/11/2040	1,230	1,267,082
Bear Stearns Commercial Mortgage Securities Trust 2007-PW17 AM	5.915	%#	6/11/2050	1,150	1,195,327
Bear Stearns Deutsche Bank Trust 2005-AFR1 A2†	5.008%		9/15/2027	81	88,129
Boca Hotel Portfolio Trust 2013-BOCA D†	3.486	%#	8/15/2026	360	358,879
CFCRE Commercial Mortgage Trust 2011-C2 AJ†	5.76	%#	12/15/2047	133	154,080
CG-CCRE Commercial Mortgage Trust 2014-FL1 A†	1.387	%#	6/15/2031	350	349,326
CG-CCRE Commercial Mortgage Trust 2014-FL1 XCP IO†	1.594	%#	6/15/2031	661	1,606
CGBAM Commercial Mortgage Trust 2015-SMRT B†	3.213%		4/10/2028	324	327,313
CGBAM Commercial Mortgage Trust 2015-SMRT C†	3.516%		4/10/2028	243	244,253
CGBAM Commercial Mortgage Trust 2015-SMRT F†	3.912	%#	4/10/2028	111	103,018
Citigroup Commercial Mortgage Trust 2013-SMP C†	2.738%		1/12/2030	250	249,907
Citigroup Commercial Mortgage Trust 2013-SMP D†	3.008	%#	1/12/2030	750	744,790
Citigroup Commercial Mortgage Trust 2014-GC21 XA IO	1.457	%#	5/10/2047	4,401	330,380
Citigroup Commercial Mortgage Trust 2014-GC23 XB IO	0.319	%#	7/10/2047	3,784	71,639
Citigroup Commercial Mortgage Trust 2015-GC31 XA IO	0.596	%#	6/10/2048	4,049	129,833
Citigroup Commercial Mortgage Trust 2015-SSHP C†	2.537	%#	9/15/2027	3,792	3,679,242
COBALT CMBS Commercial Mortgage Trust 2007-C2 AMFX	5.526%		4/15/2047	925	953,020
Commercial Mortgage Pass-Through Certificates 2010-C1 C†	6.147	%#	7/10/2046	100	111,186
Commercial Mortgage Pass-Through Certificates 2012-9W57 X IO†	1.525	%#	2/10/2029	8,000	70,118
Commercial Mortgage Pass-Through Certificates 2012-LTRT A1†	2.15%		10/5/2030	354	352,785
Commercial Mortgage Pass-Through Certificates 2013-GAM A2†	3.367%		2/10/2028	2,000	2,055,457
Commercial Mortgage Pass-Through Certificates 2013-SFS A1†	1.873%		4/12/2035	506	501,604
Commercial Mortgage Pass-Through Certificates 2013-THL B†	2.038	%#	6/8/2030	225	223,501
Commercial Mortgage Pass-Through Certificates 2014-CR19 XA IO	1.443	%#	8/10/2047	1,708	113,468
Commercial Mortgage Pass-Through Certificates 2014-FL4 C†	2.388	%#	7/13/2031	468	454,474
Commercial Mortgage Pass-Through Certificates 2014-KYO A†	1.338	%#	6/11/2027	230	227,660
Commercial Mortgage Pass-Through Certificates 2014-LC17 XB IO†	0.126	%#	10/10/2047	58,568	338,611
Commercial Mortgage Pass-Through Certificates 2014-SAVA A†	1.587	%#	6/15/2034	187	184,013
Commercial Mortgage Pass-Through Certificates 2014-SAVA B†	2.187	%#	6/15/2034	375	367,566
Commercial Mortgage Pass-Through Certificates 2014-SAVA C†	2.837	%#	6/15/2034	375	366,334
Commercial Mortgage Pass-Through Certificates 2014-SAVA XCP IO†	3.373	%#	6/15/2034	5,932	41,897
Commercial Mortgage Pass-Through Certificates 2014-UBS5 XA IO	1.245	%#	9/10/2047	3,738	211,461
Commercial Mortgage Pass-Through Certificates 2015-CR23 CMC†	3.807	%#	5/10/2048	1,000	1,009,855
Commercial Mortgage Trust 2006-GG7 AM	6.129	%#	7/10/2038	975	977,211
Core Industrial Trust 2015-CALW†	3.555%		2/10/2034	111	110,672

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Core Industrial Trust 2015-WEST XA IO†	1.076%#	2/10/2037	$2,882	$201,271
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA A†	5.384%	5/15/2023	50	51,833
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA B1†	5.466%	5/15/2023	333	360,475
Credit Suisse First Boston Mortgage Securities Corp. 2006-OMA B2†	5.538%	5/15/2023	895	982,753
Credit Suisse Mortgage Capital Certificates 2014-RS1 MRA†	0.741%#	11/22/2046	438	427,156
Credit Suisse Mortgage Capital Certificates 2014-TIKI B†	1.786%#	9/15/2038	152	147,683
Credit Suisse Mortgage Capital Certificates 2014-TIKI C†	2.236%#	9/15/2038	465	449,448
Credit Suisse Mortgage Capital Certificates 2014-USA X1 IO†	0.697%#	9/15/2037	20,000	887,900
Credit Suisse Mortgage Capital Certificates 2015-DEAL A†	1.756%#	4/15/2029	152	150,026
Credit Suisse Mortgage Capital Certificates 2015-DEAL B†	2.286%#	4/15/2029	478	462,767
DBUBS Mortgage Trust 2011-LC2A A1†	3.527%	7/10/2044	739	769,467
DBUBS Mortgage Trust 2011-LC2A A2†	3.386%	7/10/2044	490	490,767
DBUBS Mortgage Trust 2011-LC2A B†	4.998%	7/10/2044	100	108,720
DBUBS Mortgage Trust 2011-LC2A D†	5.673%#	7/10/2044	300	312,712
DBUBS Mortgage Trust 2011-LC3A A3	4.638%	8/10/2044	500	514,726
DBWF Mortgage Trust 2015-LCM A1†	2.998%	6/10/2034	361	373,915
DBWF Mortgage Trust 2015-LCM XA IO†	0.537%#	6/10/2034	943	22,002
Extended Stay America Trust 2013-ESH7 A27†	2.958%	12/5/2031	1,260	1,264,117
Extended Stay America Trust 2013-ESH7 B7†	3.604%	12/5/2031	800	802,575
Extended Stay America Trust 2013-ESH7 C7†	3.902%	12/5/2031	1,600	1,605,170
Great Wolf Trust 2015-WOLF A†	1.886%#	5/15/2034	151	148,871
Great Wolf Trust 2015-WOLF C†	2.936%#	5/15/2034	151	143,125
GS Mortgage Securities Corp. II 2013-KING A†	2.706%	12/10/2027	253	258,549
GS Mortgage Securities Corp. II 2013-KING C†	3.55%#	12/10/2027	2,250	2,271,742
GS Mortgage Securities Corp. Trust 2012-SHOP A†	2.933%	6/5/2031	100	103,030
GS Mortgage Securities Corp. Trust 2012-SHOP B†	3.311%	6/5/2031	408	414,522
GS Mortgage Securities Corp. Trust 2012-SHOP D†	4.182%	6/5/2031	761	776,999
GS Mortgage Securities Corp. Trust 2013-NYC5 D†	3.479%	1/10/2030	200	200,651
GS Mortgage Securities Corp. Trust 2014-NEW B†	3.79%	1/10/2031	130	132,577
GS Mortgage Securities Trust 2006-GG8 AM	5.591%	11/10/2039	440	445,970
GS Mortgage Securities Trust 2010-C1 D†	6.217%#	8/10/2043	100	104,190
GS Mortgage Securities Trust 2013-G1 A1†	2.059%	4/10/2031	891	880,811
H/2 Asset Funding 2015-1A-AFL	2.085%	6/24/2049	743	712,036
H/2 Asset Funding 2015-1A-AFX	3.353%	6/24/2049	372	364,899
H/2 Asset Funding 2015-1A-BFX	3.993%	6/24/2049	369	336,720
HILT Mortgage Trust 2014-ORL B†	1.636%#	7/15/2029	200	192,565
HILT Mortgage Trust 2014-ORL C†	2.036%#	7/15/2029	750	726,098
Irvine Core Office Trust 2013-IRV A1†	2.068%	5/15/2048	149	150,350
JPMorgan Chase Commercial Mortgage Securities Trust 2010-C1 A2†	4.608%	6/15/2043	500	535,506
JPMorgan Chase Commercial Mortgage Securities Trust 2010-C2 B†	5.075%	11/15/2043	250	266,285

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

JPMorgan Chase Commercial Mortgage Securities Trust 2012-WLDN A†	3.905%		5/5/2030	$337	$358,160
JPMorgan Chase Commercial Mortgage Securities Trust 2014-BXH A†	1.336	%#	4/15/2027	400	392,102
JPMorgan Chase Commercial Mortgage Securities Trust 2014-BXH B†	1.686	%#	4/15/2027	250	245,886
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 A2	3.046%		4/15/2047	223	231,219
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XA IO	1.408	%#	4/15/2047	1,957	85,213
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C19 XB IO	0.437	%#	4/15/2047	1,000	23,044
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY A†	3.429%		6/10/2027	2,546	2,641,389
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY B†	3.771%		6/10/2027	1,359	1,396,431
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY C†	3.931	%#	6/10/2027	866	869,537
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XA IO†	0.376	%#	6/10/2027	1,487	19,368
JPMorgan Chase Commercial Mortgage Securities Trust 2014-DSTY XB IO†	0.034	%#	6/10/2027	661	1,653
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FL4 C†	2.637	%#	12/15/2030	250	247,824
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FL4 D†	3.536	%#	12/15/2030	500	481,291
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FL5 C†	2.436	%#	7/15/2031	250	244,811
JPMorgan Chase Commercial Mortgage Securities Trust 2014-FL5 XCP IO†	0.532	%#	5/15/2016	40,786	816
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN A†	1.356	%#	6/15/2029	1,021	997,532
JPMorgan Chase Commercial Mortgage Securities Trust 2014-INN C†	2.136	%#	6/15/2029	150	143,700
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C28 A2	2.773%		10/15/2048	34	35,061
JPMorgan Chase Commercial Mortgage Securities Trust 2015-C29 XA IO	1.096	%#	5/15/2048	2,981	139,082
JPMorgan Chase Commercial Mortgage Securities Trust 2015-UES XB IO†	0.206	%#	9/5/2032	46,250	287,213
JPMorgan Chase Commercial Mortgage Securities Trust 2016-ATRM A†	2.962%		10/5/2028	157	157,739
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD A†	2.952	%#	11/14/2027	1,816	1,867,749
Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD B†	2.952	%#	11/14/2027	156	156,452

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Ladder Capital Commercial Mortgage Securities LLC 2014-PKMD MRC†	2.952	%#	11/14/2027	$126	$127,051
LB-UBS Commercial Mortgage Trust 2006-C4 AM	6.115	%#	6/15/2038	720	722,823
LB-UBS Commercial Mortgage Trust 2006-C7 AM	5.378%		11/15/2038	1,110	1,125,550
LMREC, Inc. 2015-CRE1 A†	2.182	%#	2/22/2032	755	743,449
LMREC, Inc. 2015-CRE1 B†	3.932	%#	2/22/2032	100	96,590
LSTAR Commercial Mortgage Trust 2014-2 XA IO†	0.967	%#	1/20/2041	1,734	43,029
LSTAR Commercial Mortgage Trust 2015-3 A2†	2.729	%#	4/20/2048	297	302,892
Merrill Lynch/Countrywide Commercial Mortgage Trust 2006-4 AM	5.204%		12/12/2049	500	508,582
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C12 A2	3.001%		10/15/2046	40	41,475
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23 XA IO	0.90	%#	7/15/2050	9,941	428,403
Morgan Stanley Capital I Trust 2005-IQ9 B	4.86%		7/15/2056	450	451,535
Morgan Stanley Capital I Trust 2007-HQ12 AM	5.903	%#	4/12/2049	175	176,465
Morgan Stanley Capital I Trust 2007-IQ15 AM	6.114	%#	6/11/2049	813	844,051
Morgan Stanley Capital I Trust 2011-C3 A4	4.118%		7/15/2049	789	860,989
Morgan Stanley Capital I Trust 2012-C4 XA IO†	2.772	%#	3/15/2045	25,217	1,924,413
Morgan Stanley Capital I Trust 2012-STAR A1†	2.084%		8/5/2034	686	685,752
Morgan Stanley Capital I Trust 2014-CPT XA IO†	0.188	%#	7/13/2029	100,000	612,000
Motel 6 Trust 2015-MTL6 A2†	2.605%		2/5/2030	911	912,938
Motel 6 Trust 2015-MTL6 B†	3.298%		2/5/2030	422	422,426
Motel 6 Trust 2015-MTL6 C†	3.644%		2/5/2030	322	317,091
Motel 6 Trust 2015-MTL6 D†	4.532%		2/5/2030	550	537,965
MSCG Trust 2015-ALDR A1†	2.612%		6/7/2035	199	201,200
Nationslink Funding Corp. Commercial Loan Pass-Through Certificate 1999-LTL1 C†	7.399%		1/22/2026	195	198,285
NorthStar Real Estate CDO Ltd. 2013 -1A†	2.283	%#	8/25/2029	398	399,672
NorthStar Real Estate CDO Ltd. 2013 -1B†	5.433	%#	8/25/2029	500	503,311
PFP III Ltd. 2014-1 AS†	2.086	%#	6/14/2031	1,000	999,989
PFP III Ltd. 2014-1 B†	2.786	%#	6/14/2031	1,000	1,000,327
PFP III Ltd. 2014-1 C†	3.336	%#	6/14/2031	2,000	1,999,281
Prima Capital CRE Securization 2006-1	2.55%		8/26/2049	1,913	1,890,618
RAIT Trust 2014-FL2 B†	2.585	%#	5/13/2031	1,000	984,685
RBSCF Trust 2010-RR3 WBTB†	6.147	%#	2/16/2051	1,500	1,540,784
Resource Capital Corp. Ltd. 2014-CRE2 A†	1.491	%#	4/15/2032	180	176,683
Selkirk Ltd. 1 A†	1.329%		2/20/2041	103	102,719
TimberStar Trust I 2006-1A A†	5.668%		10/15/2036	1,549	1,572,182
Vornado DP LLC Trust 2010-VNO A1†	2.97%		9/13/2028	499	513,764
Wachovia Bank Commercial Mortgage Trust 2005-C21 D	5.465	%#	10/15/2044	3,500	3,503,273
Wachovia Bank Commercial Mortgage Trust 2006-C27 AM	5.795%		7/15/2045	667	671,604
Wachovia Bank Commercial Mortgage Trust 2007-C30 AM	5.383%		12/15/2043	166	168,539
Wachovia Bank Commercial Mortgage Trust 2007-C31 AM	5.591%		4/15/2047	2,075	2,128,003

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate		Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Wells Fargo Commercial Mortgage Trust 2015-C27 XB IO	0.50	%#	2/15/2048	$68,008	$2,055,429
Wells Fargo Commercial Mortgage Trust 2015-C29 XA IO	0.911	%#	6/15/2048	2,486	120,774
Wells Fargo Commercial Mortgage Trust 2015-C29 XB IO	0.10	%#	6/15/2048	40,645	160,926
Wells Fargo Commercial Mortgage Trust 2015-LC20 XB IO	0.622	%#	4/15/2050	24,333	894,539
Wells Fargo Commercial Mortgage Trust 2015-SG1 XA IO	0.975	%#	12/15/2047	2,613	142,232
WF-RBS Commercial Mortgage Trust 2011-C4 A3†	4.394%		6/15/2044	25	26,376
WF-RBS Commercial Mortgage Trust 2011-C5 A3	3.526%		11/15/2044	1,000	1,046,618
WF-RBS Commercial Mortgage Trust 2012-C7 A1	2.30%		6/15/2045	563	572,071
WF-RBS Commercial Mortgage Trust 2012-C8 A2	1.881%		8/15/2045	956	959,409
WF-RBS Commercial Mortgage Trust 2014-C20 XA IO	1.202	%#	5/15/2047	3,869	239,228
WF-RBS Commercial Mortgage Trust 2014-C20 XB IO	0.573	%#	5/15/2047	765	33,694
WF-RBS Commercial Mortgage Trust 2014-C21 XB IO	0.76	%#	8/15/2047	15,000	681,398
WF-RBS Commercial Mortgage Trust 2014-C22 XA IO	1.096	%#	9/15/2057	12,851	684,904
WF-RBS Commercial Mortgage Trust 2014-C22 XB IO	0.496	%#	9/15/2057	14,000	463,890
WF-RBS Commercial Mortgage Trust 2014-C23 XA IO	0.849	%#	10/15/2057	7,901	307,684
WF-RBS Commercial Mortgage Trust 2014-C23 XB IO	0.307%		10/15/2057	5,000	107,671
Total Non-Agency Commercial Mortgage-Backed Securities (cost $98,898,851)					96,884,861

U.S. TREASURY OBLIGATIONS 1.33%

U.S. Treasury Note	0.875%		10/15/2017	3,161	3,169,149
U.S. Treasury Note	1.25%		3/31/2021	1,835	1,837,186
U.S. Treasury Note	1.375%		1/31/2021	1,018	1,025,357
Total U.S. Treasury Obligations (cost $6,018,611)					6,031,692
Total Long-Term Investments (cost $360,726,930)					$358,647,349

SHORT-TERM INVESTMENTS 6.68%

COMMERCIAL PAPER 0.22%

Medical Products

Thermo Fisher Scientific, Inc. (cost $997,424)	Zero Coupon		6/10/2016	1,000	997,462

CORPORATE BONDS 6.46%

Auto Loans 0.33%

Ford Motor Credit Co. LLC	8.00%		12/15/2016	725	757,109
Hyundai Capital Services, Inc. (South Korea)†(a)	4.375%		7/27/2016	200	202,119
Volkswagen International Finance NV (Netherlands)†(a)	2.875%		4/1/2016	525	525,000
Total					1,484,228

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Banking 1.00%

Comerica Bank	5.75%	11/21/2016	$2,326	$2,387,216
Countrywide Financial Corp.	6.25%	5/15/2016	730	734,165
First Midwest Bancorp, Inc.	5.875%	11/22/2016	1,000	1,023,868
Intesa Sanpaolo SpA (Italy)(a)	2.375%	1/13/2017	400	401,811
Total				4,547,060

Beverages 0.44%

Pernod Ricard SA (France)†(a)	2.95%	1/15/2017	2,000	2,020,174

Brokerage 0.05%

Raymond James Financial, Inc.	4.25%	4/15/2016	250	250,237

Building Materials 0.06%

Lafarge SA (France)(a)	6.50%	7/15/2016	250	253,737

Electric: Integrated 0.26%

Jersey Central Power & Light Co.	5.625%	5/1/2016	761	763,101
Ohio Power Co.	6.00%	6/1/2016	400	402,971
Total				1,166,072

Energy: Exploration & Production 1.07%

Canadian Natural Resources Ltd. (Canada)(a)	6.00%	8/15/2016	1,000	1,012,929
ConocoPhillips Canada Funding Co. I	5.625%	10/15/2016	1,595	1,632,387
Occidental Petroleum Corp.	1.75%	2/15/2017	1,200	1,202,569
Pioneer Natural Resources Co.	5.875%	7/15/2016	1,000	1,010,147
Total				4,858,032

Forestry/Paper 0.11%

International Paper Co.	5.25%	4/1/2016	500	500,000

Gas Distribution 0.74%

Enbridge, Inc. (Canada)(a)	1.262%#	10/1/2016	500	495,154
ONEOK Partners LP	6.15%	10/1/2016	358	367,462
Plains All American Pipeline LP/PAA Finance Corp.	5.875%	8/15/2016	300	301,380
Plains All American Pipeline LP/PAA Finance Corp.	6.125%	1/15/2017	500	516,534
Sempra Energy	6.50%	6/1/2016	1,000	1,007,851
TransCanada PipeLines Ltd. (Canada)(a)	7.69%	6/30/2016	500	506,836
Transcontinental Gas Pipe Line Co. LLC	6.40%	4/15/2016	175	175,031
Total				3,370,248

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
Life Insurance 0.09%

Unum Group	7.125%	9/30/2016	$400	$410,999

Media: Diversified 0.32%

Viacom, Inc.	2.50%	12/15/2016	250	251,318
Viacom, Inc.	6.25%	4/30/2016	1,201	1,205,593
Total				1,456,911

Medical Products 0.22%

Thermo Fisher Scientific, Inc.	1.30%	2/1/2017	1,000	999,548

Metals/Mining (Excluding Steel) 0.46%

BHP Billiton Finance USA Ltd. (Australia)(a)	1.875%	11/21/2016	400	401,591
BHP Billiton Finance USA Ltd. (Australia)(a)	5.40%	3/29/2017	1,160	1,203,558
Glencore Finance Canada Ltd. (Canada)†(a)	5.80%	11/15/2016	500	506,277
Total				2,111,426

Real Estate Investment Trusts 0.85%

Brandywine Operating Partnership LP	6.00%	4/1/2016	250	250,000
HCP, Inc.	6.00%	1/30/2017	1,500	1,549,812
Hospitality Properties Trust	5.625%	3/15/2017	1,000	1,033,179
Liberty Property LP	5.50%	12/15/2016	500	513,660
Welltower, Inc.	6.20%	6/1/2016	501	504,952
Total				3,851,603

Technology Hardware & Equipment 0.08%

Xerox Corp.	7.20%	4/1/2016	350	350,000

Telecommunications: Wireline Integrated & Services 0.05%

Qwest Corp.	8.375%	5/1/2016	230	231,495

Trucking & Delivery 0.33%

Ryder System, Inc.	5.85%	11/1/2016	1,475	1,513,840

Total Corporate Bonds (cost $29,358,408)				29,375,610

Total Short-Term Investments (cost $30,355,832)				$30,373,072

Total Investments in Securities 85.52% (cost $391,082,762)				389,020,421

Cash, Foreign Cash and Other Assets in Excess of Liabilities(d) 14.48%				65,884,610

Net Assets 100.00%				$454,905,031

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

BRL	Brazilian real.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
#	Variable rate security. The interest rate represents the rate in effect at March 31, 2016.
IO	Interest Only.
(a)	Foreign security traded in U.S. dollars.
(b)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate shown is the rate in effect at March 31, 2016.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts, futures contracts and swaps as follows:

Open Forward Foreign Currency Exchange Contracts at March 31, 2016:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Argentine peso	Buy	Bank of America	7/5/2016	118,300,000	$7,347,826	$7,470,769	$122,943
Argentine peso	Buy	Citibank	5/31/2016	137,000,000	8,404,908	8,834,823	429,915
Argentine peso	Buy	J.P. Morgan	6/15/2016	161,000,000	10,261,313	10,279,263	17,950
Australian dollar	Buy	J.P. Morgan	6/10/2016	10,580,000	8,037,782	8,085,258	47,476
Brazilian real	Buy	Bank of America	5/12/2016	16,500,000	4,116,281	4,541,745	425,464
Brazilian real	Buy	Bank of America	6/10/2016	14,900,000	3,947,800	4,070,193	122,393
Brazilian real	Buy	Goldman Sachs	6/10/2016	8,445,000	2,283,667	2,306,898	23,231
Brazilian real	Buy	Goldman Sachs	6/10/2016	3,180,000	826,741	868,672	41,931
Brazilian real	Buy	Morgan Stanley	5/12/2016	1,115,000	272,436	306,912	34,476
Brazilian real	Buy	Morgan Stanley	4/13/2016	36,300,000	8,717,579	10,069,099	1,351,520
Chilean peso	Buy	J.P. Morgan	6/10/2016	1,020,000,000	1,504,136	1,513,679	9,543
Chilean peso	Buy	J.P. Morgan	6/10/2016	18,675,000,000	27,213,115	27,713,684	500,569
Colombian peso	Buy	Bank of America	5/12/2016	794,620,000	233,373	264,292	30,919
Colombian peso	Buy	Bank of America	6/10/2016	55,500,000,000	17,331,564	18,378,485	1,046,921
Colombian peso	Buy	Goldman Sachs	5/12/2016	35,380,000,000	10,389,076	11,767,471	1,378,395
Colombian peso	Buy	State Street Bank and Trust	6/10/2016	8,765,600,000	2,902,517	2,902,675	158
Hungarian forint	Buy	Citibank	5/12/2016	43,300,000	155,508	156,852	1,344
Hungarian forint	Buy	Citibank	6/10/2016	114,362,000	407,492	414,124	6,632
Hungarian forint	Buy	Morgan Stanley	4/13/2016	1,500,000,000	5,129,959	5,436,628	306,669
Hungarian forint	Buy	Standard Chartered Bank	5/12/2016	6,370,000,000	22,818,112	23,075,005	256,893
Indian rupee	Buy	Bank of America	6/10/2016	810,000,000	11,936,515	12,108,809	172,294
Indian rupee	Buy	J.P. Morgan	5/12/2016	1,507,000,000	21,837,415	22,627,628	790,213
Indian rupee	Buy	State Street Bank and Trust	6/10/2016	13,700,000	202,783	204,803	2,020
Indian rupee	Buy	UBS AG	5/12/2016	16,120,000	233,592	242,042	8,450
Indonesian rupiah	Buy	Bank of America	5/12/2016	139,330,000,000	10,035,871	10,556,697	520,826
Indonesian rupiah	Buy	J.P. Morgan	6/10/2016	5,468,000,000	405,157	412,394	7,237
Indonesian rupiah	Buy	Standard Chartered Bank	6/10/2016	269,000,000,000	20,029,784	20,287,869	258,085
Malaysian ringgit	Buy	Goldman Sachs	4/13/2016	1,140,000	272,545	293,969	21,424
Malaysian ringgit	Buy	Goldman Sachs	4/13/2016	2,650,000	597,085	683,349	86,264
Malaysian ringgit	Buy	J.P. Morgan	4/13/2016	20,210,000	4,889,674	5,211,505	321,831
Malaysian ringgit	Buy	State Street Bank and Trust	4/13/2016	2,200,000	494,382	567,309	72,927
Mexican peso	Buy	Bank of America	5/12/2016	8,050,000	428,069	464,324	36,255
Mexican peso	Buy	J.P. Morgan	5/12/2016	486,000,000	25,659,031	28,032,502	2,373,471
Mexican peso	Buy	J.P. Morgan	6/10/2016	72,000,000	3,990,887	4,142,423	151,536
Mexican peso	Buy	State Street Bank and Trust	6/10/2016	3,560,000	202,628	204,820	2,192
Mexican peso	Buy	UBS AG	5/12/2016	6,780,000	347,536	391,071	43,535
Philippine peso	Buy	Bank of America	6/10/2016	392,000,000	8,297,701	8,505,468	207,767
Philippine peso	Buy	Barclays Bank plc	5/12/2016	15,030,000	311,135	326,432	15,297
Philippine peso	Buy	J.P. Morgan	6/10/2016	9,460,000	203,607	205,260	1,653

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Philippine peso	Buy	J.P. Morgan	4/13/2016	318,000,000	$6,672,542	$6,914,484	$241,942
Philippine peso	Buy	Standard Chartered Bank	4/13/2016	458,500,000	9,475,098	9,969,468	494,370
Philippine peso	Buy	State Street Bank and Trust	5/12/2016	572,000,000	11,859,838	12,423,080	563,242
Polish zloty	Buy	Bank of America	5/12/2016	60,650,000	15,349,184	16,245,135	895,951
Polish zloty	Buy	Barclays Bank plc	4/13/2016	39,900,000	9,931,302	10,691,609	760,307
Polish zloty	Buy	Citibank	5/12/2016	15,250,000	3,863,015	4,084,721	221,706
Polish zloty	Buy	J.P. Morgan	5/12/2016	465,000	116,644	124,551	7,907
Polish zloty	Buy	State Street Bank and Trust	6/10/2016	5,300,000	1,352,386	1,419,148	66,762
Romanian new leu	Buy	J.P. Morgan	6/10/2016	35,770,000	9,031,517	9,115,118	83,601
Russian ruble	Buy	Barclays Bank plc	5/12/2016	32,180,000	421,017	473,975	52,958
Russian ruble	Buy	J.P. Morgan	6/10/2016	1,254,000,000	17,086,783	18,350,330	1,263,547
Russian ruble	Buy	J.P. Morgan	5/12/2016	642,200,000	7,958,855	9,458,888	1,500,033
Russian ruble	Buy	State Street Bank and Trust	4/13/2016	231,000,000	2,958,125	3,429,309	471,184
Russian ruble	Buy	State Street Bank and Trust	5/12/2016	18,740,000	232,795	276,019	43,224
South African rand	Buy	Deutsche Bank AG	4/13/2016	67,000,000	3,895,915	4,530,155	634,240
South African rand	Buy	Morgan Stanley	6/10/2016	25,300,000	1,632,293	1,691,191	58,898
South African rand	Buy	Morgan Stanley	6/10/2016	207,000,000	13,194,042	13,837,020	642,978
South African rand	Buy	Morgan Stanley	5/12/2016	3,140,000	194,806	211,099	16,293
South African rand	Buy	Standard Chartered Bank	6/10/2016	3,115,000	198,564	208,224	9,660
South African rand	Buy	State Street Bank and Trust	5/12/2016	2,550,000	155,273	171,434	16,161
South African rand	Buy	State Street Bank and Trust	5/12/2016	83,730,000	5,192,526	5,629,094	436,568
South Korean won	Buy	J.P. Morgan	5/12/2016	281,800,000	233,369	245,752	12,383
South Korean won	Buy	J.P. Morgan	6/10/2016	24,550,000,000	20,469,762	21,393,670	923,908
South Korean won	Buy	J.P. Morgan	5/12/2016	7,820,000,000	6,425,056	6,819,657	394,601
South Korean won	Buy	State Street Bank and Trust	5/12/2016	9,200,000,000	7,612,113	8,023,125	411,012
Thai baht	Buy	Bank of America	4/12/2016	20,000,000	546,523	568,391	21,868
Thai baht	Buy	J.P. Morgan	6/10/2016	546,000,000	15,422,640	15,496,016	73,376
Thai baht	Buy	J.P. Morgan	5/12/2016	197,000,000	5,561,044	5,594,816	33,772
Turkish lira	Buy	Citibank	6/10/2016	8,800,000	2,951,374	3,064,079	112,705
Turkish lira	Buy	Citibank	6/10/2016	5,000,000	1,711,445	1,740,954	29,509
Turkish lira	Buy	Citibank	6/10/2016	595,000	203,574	207,174	3,600
Turkish lira	Buy	Deutsche Bank AG	4/13/2016	8,155,000	2,621,596	2,884,172	262,576
Turkish lira	Buy	Morgan Stanley	5/12/2016	63,300,000	21,091,563	22,208,630	1,117,067
Canadian dollar	Sell	Standard Chartered Bank	6/10/2016	1,300,000	1,002,835	1,001,023	1,812
Euro dollar	Sell	State Street Bank and Trust	4/13/2016	960,000	1,093,034	1,092,384	650
Japanese yen	Sell	Standard Chartered Bank	5/12/2016	76,700,000	682,237	682,232	5
Singapore dollar	Sell	State Street Bank and Trust	5/12/2016	1,165,000	864,751	864,339	411
Taiwan dollar	Sell	State Street Bank and Trust	6/13/2016	35,100,000	1,092,134	1,091,944	190
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$23,129,596

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Argentine peso	Buy	Bank of America	7/5/2016	55,900,000	$3,594,855	$3,530,144	$(64,711)
Australian dollar	Buy	Standard Chartered Bank	6/10/2016	710,000	543,475	542,583	(892)
Brazilian real	Buy	Morgan Stanley	6/10/2016	10,870,000	2,998,455	2,969,328	(29,127)
Chilean peso	Buy	State Street Bank and Trust	6/10/2016	2,086,250,000	3,101,308	3,095,993	(5,315)
Hungarian forint	Buy	Barclays Bank plc	6/10/2016	853,540,000	3,092,872	3,090,814	(2,058)
Indian rupee	Buy	UBS AG	6/10/2016	246,260,000	3,685,148	3,681,377	(3,771)
Indonesian rupiah	Buy	J.P. Morgan	6/10/2016	45,251,000,000	3,424,733	3,412,811	(11,922)
Indonesian rupiah	Buy	J.P. Morgan	6/10/2016	16,725,000,000	1,263,504	1,261,393	(2,111)
Mexican peso	Buy	Barclays Bank plc	6/10/2016	62,250,000	3,591,131	3,581,470	(9,661)
Philippine peso	Buy	Barclays Bank plc	6/10/2016	188,600,000	4,094,748	4,092,171	(2,577)
Polish zloty	Buy	Bank of America	6/10/2016	12,220,000	3,274,430	3,272,074	(2,356)
Romanian new leu	Buy	Bank of America	6/10/2016	4,460,000	1,136,960	1,136,522	(438)
Russian ruble	Buy	Goldman Sachs	6/10/2016	232,740,000	3,415,835	3,405,786	(10,049)
South African rand	Buy	Citibank	6/10/2016	45,350,000	3,051,218	3,031,444	(19,774)
South Korean won	Buy	State Street Bank and Trust	6/10/2016	4,105,000,000	3,594,319	3,577,231	(17,088)
Thai baht	Buy	State Street Bank and Trust	6/10/2016	78,300,000	2,230,388	2,222,231	(8,157)
Turkish lira	Buy	Citibank	6/10/2016	9,020,000	3,141,207	3,140,681	(526)
Australian dollar	Sell	Standard Chartered Bank	6/10/2016	5,350,000	3,961,921	4,088,481	(126,560)

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Brazilian real	Sell	J.P. Morgan	4/13/2016	725,000	$199,130	$201,105	$(1,975)
Canadian dollar	Sell	Standard Chartered Bank	6/10/2016	10,500,000	7,811,675	8,085,182	(273,507)
euro	Sell	Barclays Bank plc	4/13/2016	3,500,000	3,820,040	3,983,759	(163,719)
euro	Sell	J.P. Morgan	4/13/2016	4,580,000	5,010,787	5,213,033	(202,246)
Hungarian forint	Sell	Citibank	4/13/2016	76,615,000	268,547	277,685	(9,138)
Japanese yen	Sell	Standard Chartered Bank	5/12/2016	435,600,000	3,865,038	3,874,580	(9,542)
Malaysian ringgit	Sell	Morgan Stanley	4/13/2016	26,200,000	5,934,987	6,756,132	(821,145)
Peruvian Nuevo sol	Sell	Bank of America	6/10/2016	28,000,000	8,126,306	8,374,147	(247,841)
Peruvian Nuevo sol	Sell	State Street Bank and Trust	6/10/2016	2,910,000	868,268	870,313	(2,045)
Polish zloty	Sell	Morgan Stanley	4/13/2016	15,480,000	3,987,509	4,148,023	(160,514)
Russian ruble	Sell	Goldman Sachs	4/13/2016	14,000,000	198,584	207,837	(9,253)
Russian ruble	Sell	Goldman Sachs	4/13/2016	142,000,000	1,997,154	2,108,060	(110,906)
Singapore dollar	Sell	State Street Bank and Trust	5/12/2016	8,080,000	5,780,926	5,993,663	(212,737)
Taiwan dollar	Sell	Bank of America	6/13/2016	293,000,000	8,993,496	9,115,090	(121,594)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(2,663,255)

Open Futures Contracts at March 31, 2016:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Depreciation
U.S. 2-Year Treasury Note	June 2016	243	Short	$(53,156,250)	$(19,412)
U.S. 5-Year Treasury Note	June 2016	95	Short	(11,510,586)	(6,105)
U.S. 10-Year Treasury Note	June 2016	71	Short	(9,257,734)	(3,273)
Totals				$(73,924,570)	$(28,790)

Credit Default Swaps on Indexes - Sell Protection at  March 31, 2016(1):

Referenced Index*	Fund Receives	Termination Date	Original Notional Amount	Current Notional Amount	Fair Value(2)	Payments Upfront(3)	Unrealized Appreciation(4)	Credit Default Swap Agreements Payable at Fair Value(5)
Markit CMBX. NA.AAA.2(6)	.07%	3/15/2049	$500,000	$186,463	$498,902	$(11,385)	$10,287	$(1,098)
Markit CMBX. NA.AAA.3(6)	.08%	12/13/2049	1,000,000	875,155	996,250	(33,081)	29,331	(3,750)
Markit CMBX. NA.AAA.2(7)	.07%	3/15/2049	500,000	186,463	498,902	(13,087)	11,989	(1,098)
Markit CMBX. NA.AAA.2(8)	.07%	3/15/2049	1,300,000	484,804	1,297,145	(65,391)	62,536	(2,855)
						$(122,944)	$114,143	$(8,801)

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received are presented net of amortization (See Note 2(k)).
(4)	Total unrealized appreciation on Credit Default Swaps on Indexes amounted to $114,143. Total unrealized depreciation on Credit Default Swaps on Indexes amounted to $0.
(5)	Includes upfront payments received.
(6)	Swap Counterparty: Credit Suisse.
(7)	Swap Counterparty: Morgan Stanley.
(8)	Swap Counterparty: UBS AG.
*	The Reference Index is for Credit Default Swaps on Indexes, which is comprised of a basket of commercial mortgage-backed securities. (See Note 2(k)).

Centrally Cleared Interest Rate Swap Contracts at March 31, 2016:

Periodic Payments to be Made By The Fund	Periodic Payments to be Received By The Fund	Termination Date	Notional Amount	Fair Value	Unrealized Depreciation
0.7825%	3-Month LIBOR Index	10/6/2016	$23,000,000	$22,933,953	$(66,047)
1.524%	3-Month LIBOR Index	1/13/2021	38,000,000	37,262,334	(737,666)
Total					(803,713)

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

The following is a summary of the inputs used as of March 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3		Total
Asset-Backed Securities
Other	$—	$24,500,100	$1,924,402	(4)	$26,424,502
Remaining Industries	—	30,410,035	—		30,410,035
Corporate Bonds	—	167,331,629	—		167,331,629
Floating Rate Loans(5)
Advertising	—	1,823,285	—		1,823,285
Aerospace/Defense	—	1,595,972	—		1,595,972
Air Transportation	—	2,100,456	—		2,100,456
Cable & Satellite Television	—	2,695,792	—		2,695,792
Consumer/Commercial/Lease Financing	—	145,363	—		145,363
Electronics	—	1,183,134	—		1,183,134
Gaming	—	4,005,264	—		4,005,264
Media: Content	—	2,282,148	—		2,282,148
Pharmaceuticals	—	1,997,500	103,319		2,100,819
Technology Hardware & Equipment	—	521,341	—		521,341
Telecommunications: Wireless	—	1,041,379	—		1,041,379
Telecommunications: Wireline Integrated & Services	—	—	1,992,500		1,992,500
Theaters & Entertainment	—	2,137,442	—		2,137,442
Foreign Government Obligations	—	6,752,178	—		6,752,178
Government Sponsored Enterprises Collateralized Mortgage Obligations	—	10,892,274	—		10,892,274
Government Sponsored Enterprises Pass-Throughs	—	15,152,339	—		15,152,339
Municipal Bonds	—	2,886,167	—		2,886,167
Non-Agency Commercial Mortgage-Backed Securities	—	91,232,121	5,652,740	(6)	96,884,861
U.S. Treasury Obligations	—	6,031,692	—		6,031,692
Commercial Paper	—	2,629,849	—		2,629,849
Total	$—	$379,347,460	$9,672,961		$389,020,421
Other Financial Instruments
Credit Default Swaps
Assets	$—	$—	$—		$—
Liabilities	—	(8,801)	—		(8,801)
Forward Foreign Currency Exchange Contracts
Assets	—	23,129,596	—		23,129,596
Liabilities	—	(2,663,255)	—		(2,663,255)
Futures Contracts
Assets	—	—	—		—
Liabilities	(28,790)	—	—		(28,790)
Interest Rate Swaps
Assets	—	—	—		—
Liabilities	—	(803,713)	—		(803,713)
Total	$(28,790)	$19,653,827	$—		$19,625,037

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS CURRENCY FUND March 31, 2016

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.
(3)	There were no Level 1/Level 2 transfers during the period ended March 31, 2016.
(4)	Includes securities valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(5)

Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.

(6)	Non Agency Commercial Mortgaged-Backed Securities categorized as Level 3 investment includes A10 Bridge Asset Financing LLC 2015-AA A, Credit Suisse Mortgage Capital Certificates 2014-RS1 MRA, H/2 Asset Funding 2015-1A-AFL, H/2 Asset Funding 2015-1A-AFX, H/2 Asset Funding 2015-1A-BFX, NorthStar Real Estate CDO Ltd. 2013 -1B and Prima Capital CRE Securization 2006-1.

Investment Type	Asset-Backed Securities	Floating Rate Loans	Government Sponsored Enterprises Collateralized Mortgage Obligations	Non-Agency Commercial Mortgage-Backed Securities
Balance as of January 1, 2016	$2,478,084	$2,100,819	$202,753	$5,621,235
Accrued discounts/premiums	—	56	—	226
Realized gain (loss)	—	—	—	5,648
Change in unrealized appreciation/depreciation	(88,800)	(5,056)	—	(24,435)
Purchases	—	—	—	—
Sales	—	—	—	(166,202)
Net transfers in or out of Level 3	(464,882)	—	(202,753)	216,268
Balance as of March 31, 2016	$1,924,402	$2,095,819	$—	$5,652,740

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS LOCAL BOND FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
FOREIGN CORPORATE BONDS(a) 7.88%

Brazil 0.46%

Banks: Regional

Banco do Brasil SA	9.75%	7/18/2017	BRL	155	$39,443

Colombia 0.99%

Electric: Power

Empresas Publicas de Medellin ESP†	7.625%	9/10/2024	COP	290,000	83,875

Luxembourg 0.57%

Banks: Regional

Russian Agricultural Bank OJSC Via RSHB Capital SA†	8.625%	2/17/2017	RUB	3,300	48,572

Mexico 2.75%

Media 0.92%

Grupo Televisa SAB	8.49%	5/11/2037	MXN	1,400	78,383

Oil 1.83%

Petroleos Mexicanos†	7.65%	11/24/2021	MXN	2,750	155,135
Total					233,518

South Africa 1.93%

Electric: Power 1.25%

Eskom Holdings SOC Ltd.	Zero Coupon	12/31/2018	ZAR	800	37,524
Eskom Holdings SOC Ltd.	9.25%	4/20/2018	ZAR	1,000	68,293
Total					105,817

Transportation: Miscellaneous 0.68%

Transnet SOC Ltd.	8.90%	11/14/2027	ZAR	1,000	57,722
Total					163,539

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS LOCAL BOND FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Turkey 1.18%

Banks: Regional

Akbank TAS†	7.50%	2/5/2018	TRY	305	$100,603
Total Foreign Corporate Bonds (cost $1,057,197)					669,550

FOREIGN GOVERNMENT OBLIGATIONS(a) 82.92%

Brazil 14.75%

Brazil Letras do Tesouro Nacional	Zero Coupon	7/1/2018	BRL	2,340	489,779
Brazil Letras do Tesouro Nacional	Zero Coupon	1/1/2019	BRL	1,700	331,495
Brazil Notas do Tesouro Nacional Series F	10.00%	1/1/2017	BRL	1,193	324,336
Brazil Notas do Tesouro Nacional Series F	10.00%	1/1/2021	BRL	440	107,477
Total					1,253,087

Colombia 4.54%

Colombian TES Series B	6.00%	4/28/2028	COP	960,000	265,859
Colombian TES Series B	10.00%	7/24/2024	COP	320,000	119,901
Total					385,760

Hungary 6.04%

Hungary Government Bond	5.50%	12/20/2018	HUF	52,700	211,937
Hungary Government Bond	6.00%	11/24/2023	HUF	47,000	210,502
Hungary Government Bond	7.50%	11/12/2020	HUF	20,100	90,748
Total					513,187

Indonesia 9.14%

Indonesia Treasury Bond	7.00%	5/15/2022	IDR	2,260,000	164,131
Indonesia Treasury Bond	8.375%	3/15/2024	IDR	850,000	66,609
Indonesia Treasury Bond	9.50%	7/15/2031	IDR	4,589,000	382,732
Indonesia Treasury Bond	10.00%	2/15/2028	IDR	1,900,000	163,017
Total					776,489

Malaysia 4.09%

Malaysia Government Bond	3.48%	3/15/2023	MYR	370	93,226
Malaysia Government Bond	3.844%	4/15/2033	MYR	640	153,973
Malaysia Government Bond	4.16%	7/15/2021	MYR	380	100,106
Total					347,305

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS LOCAL BOND FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Mexico 4.73%

Mexican Bonos	7.75%	5/29/2031	MXN	1,200	$78,458
Mexican Bonos	7.75%	11/13/2042	MXN	1,500	97,995
Mexican Bonos	8.00%	12/7/2023	MXN	2,350	154,952
Mexican Bonos	8.50%	5/31/2029	MXN	1,020	70,785
Total					402,190

Peru 4.13%

Peru Government Bond	5.20%	9/12/2023	PEN	1,125	313,841
Peru Government Bond	6.85%	2/12/2042	PEN	132	36,810
Total					350,651

Philippines 3.21%

Republic of Philippines	4.95%	1/15/2021	PHP	12,000	272,700

Poland 4.72%

Poland Government Bond	3.25%	7/25/2025	PLN	365	102,100
Poland Government Bond	5.25%	10/25/2020	PLN	535	164,033
Poland Government Bond	5.75%	9/23/2022	PLN	418	134,945
Total					401,078

Romania 3.81%

Romania Government Bond	4.75%	2/24/2025	RON	430	121,846
Romania Government Bond	5.85%	4/26/2023	RON	670	201,928
Total					323,774

Russia 4.21%

Russian Federal Bond - OFZ	7.50%	3/15/2018	RUB	14,430	208,981
Russian Federal Bond - OFZ	7.60%	4/14/2021	RUB	6,785	95,490
Russian Federal Bond - OFZ	8.15%	2/3/2027	RUB	3,735	52,966
Total					357,437

South Africa 8.85%

Republic of South Africa	6.25%	3/31/2036	ZAR	3,753	177,369
Republic of South Africa	7.00%	2/28/2031	ZAR	2,700	145,998
Republic of South Africa	7.25%	1/15/2020	ZAR	2,330	151,292
Republic of South Africa	10.50%	12/21/2026	ZAR	3,740	277,032
Total					751,691

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS LOCAL BOND FUND March 31, 2016

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Thailand 3.36%

Thailand Government Bond	3.58%	12/17/2027	THB	4,820	$161,865
Thailand Government Bond	3.625%	6/16/2023	THB	3,825	123,818
Total					285,683

Turkey 7.34%

Turkey Government Bond	7.10%	3/8/2023	TRY	435	134,693
Turkey Government Bond	7.40%	2/5/2020	TRY	695	229,874
Turkey Government Bond	8.30%	6/20/2018	TRY	750	259,644
Total					624,211
Total Foreign Government Obligations (cost $7,981,859)					7,045,243
Total Investments in Securities 90.80% (cost $9,039,056)					7,714,793
Cash, Foreign Cash and Other Assets in Excess of Liabilities(b) 9.20%					782,104
Net Assets 100.00%					$8,496,897

BRL	Brazilian real.
COP	Colombian peso.
HUF	Hungarian forint.
IDR	Indonesian rupiah.
MXN	Mexican peso.
MYR	Malaysian ringgit.
PEN	Peruvian nuevo sol.
PHP	Philippine peso.
PLN	Polish zloty.
RON	Romanian new leu.
RUB	Russian ruble.
THB	Thai baht.
TRY	Turkish lira.
ZAR	South African rand.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers.
(a)	Investment in non-U.S. dollar denominated securities.
(b)	Cash, Foreign Cash and Other Assets in Excess of Liabilities include net unrealized appreciation/depreciation on forward foreign currency exchange contracts as follows:

Open Forward Foreign Currency Exchange Contracts at March 31, 2016:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Buy	Morgan Stanley	6/21/2016	105,000	$79,717	$80,201	$484
Brazilian real	Buy	Goldman Sachs	6/21/2016	263,000	69,396	71,611	2,215
Brazilian real	Buy	Morgan Stanley	6/21/2016	217,000	58,544	59,086	542

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS LOCAL BOND FUND March 31, 2016

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Brazilian real	Buy	State Street Bank and Trust	6/21/2016	56,000	$14,858	$15,248	$390
Chilean peso	Buy	Standard Chartered Bank	6/21/2016	5,755,000	8,338	8,532	194
Colombian peso	Buy	Bank of America	6/21/2016	191,400,000	61,648	63,260	1,612
Colombian peso	Buy	Standard Chartered Bank	6/21/2016	152,000,000	47,132	50,237	3,105
Hungarian forint	Buy	State Street Bank and Trust	6/21/2016	2,560,000	9,084	9,269	185
Indian rupee	Buy	State Street Bank and Trust	6/21/2016	9,550,000	139,559	142,510	2,951
Indonesian rupiah	Buy	State Street Bank and Trust	6/21/2016	223,000,000	16,536	16,778	242
Malaysian ringgit	Buy	Goldman Sachs	6/21/2016	83,000	20,573	21,398	825
Malaysian ringgit	Buy	State Street Bank and Trust	6/21/2016	1,082,000	259,971	278,950	18,979
Malaysian ringgit	Buy	State Street Bank and Trust	6/21/2016	440,000	106,178	113,436	7,258
Mexican peso	Buy	State Street Bank and Trust	6/21/2016	470,000	26,456	27,015	559
Mexican peso	Buy	State Street Bank and Trust	6/21/2016	1,090,000	61,811	62,653	842
Polish zloty	Buy	State Street Bank and Trust	6/21/2016	480,000	125,225	128,526	3,301
Polish zloty	Buy	State Street Bank and Trust	6/21/2016	875,000	230,828	234,293	3,465
Romanian new leu	Buy	Bank of America	6/21/2016	50,000	12,498	12,743	245
Romanian new leu	Buy	Bank of America	6/21/2016	154,000	38,882	39,248	366
Russian ruble	Buy	Goldman Sachs	6/21/2016	4,265,000	61,662	62,272	610
Russian ruble	Buy	State Street Bank and Trust	6/21/2016	1,410,000	19,809	20,587	778
Russian ruble	Buy	State Street Bank and Trust	6/21/2016	2,700,000	37,401	39,422	2,021
South African rand	Buy	State Street Bank and Trust	6/21/2016	325,000	20,578	21,677	1,099
South Korean won	Buy	State Street Bank and Trust	6/21/2016	190,000,000	158,677	165,527	6,850
Turkish lira	Buy	Citibank	6/21/2016	188,000	64,171	65,279	1,108
Turkish lira	Buy	State Street Bank and Trust	6/21/2016	72,000	24,418	25,000	582
Brazilian real	Sell	State Street Bank and Trust	6/21/2016	220,000	60,489	59,903	586
Hungarian forint	Sell	Standard Chartered Bank	6/21/2016	35,000,000	127,177	126,733	444
Japanese yen	Sell	State Street Bank and Trust	6/21/2016	8,985,000	80,757	80,016	741
Russian ruble	Sell	State Street Bank and Trust	6/21/2016	1,380,000	20,205	20,149	56
South African rand	Sell	State Street Bank and Trust	6/21/2016	400,000	26,816	26,680	136
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$62,771

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Colombian peso	Buy	State Street Bank and Trust	6/21/2016	88,765,000	$29,431	$29,337	$(94)
Indonesian rupiah	Buy	State Street Bank and Trust	6/21/2016	819,000,000	61,800	61,620	(180)
Indonesian rupiah	Buy	State Street Bank and Trust	6/21/2016	368,760,000	27,775	27,745	(30)
Mexican peso	Buy	State Street Bank and Trust	6/21/2016	233,000	13,492	13,393	(99)
Mexican peso	Buy	State Street Bank and Trust	6/21/2016	2,950,000	169,710	169,565	(145)
Polish zloty	Buy	State Street Bank and Trust	6/21/2016	50,000	13,391	13,388	(3)
Thai baht	Buy	Morgan Stanley	6/21/2016	9,320,000	268,103	264,452	(3,651)
Thai baht	Buy	Morgan Stanley	6/21/2016	800,000	22,794	22,700	(94)
Brazilian real	Sell	State Street Bank and Trust	6/21/2016	2,002,000	526,288	545,116	(18,828)
Canadian dollar	Sell	Morgan Stanley	6/21/2016	207,000	154,030	159,395	(5,365)
euro	Sell	Standard Chartered Bank	6/21/2016	87,000	95,348	99,235	(3,887)
euro	Sell	State Street Bank and Trust	6/21/2016	71,500	81,052	81,555	(503)
Indonesian rupiah	Sell	State Street Bank and Trust	6/21/2016	1,015,000,000	75,594	76,366	(772)
Peruvian Nuevo sol	Sell	Bank of America	6/21/2016	774,000	224,328	231,158	(6,830)
Peruvian Nuevo sol	Sell	State Street Bank and Trust	6/21/2016	957,000	285,161	285,811	(650)
Philippine peso	Sell	State Street Bank and Trust	6/21/2016	3,370,000	71,682	73,086	(1,404)
Singapore dollar	Sell	Standard Chartered Bank	6/21/2016	164,000	120,978	121,617	(639)
South African rand	Sell	Bank of America	6/21/2016	2,475,000	159,046	165,082	(6,036)
Taiwan dollar	Sell	Bank of America	6/21/2016	5,880,000	178,889	182,924	(4,035)
Turkish lira	Sell	State Street Bank and Trust	6/21/2016	75,000	25,596	26,042	(446)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(53,691)

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

LORD ABBETT GLOBAL FUND, INC. - EMERGING MARKETS LOCAL BOND FUND March 31, 2016

The following is a summary of the inputs used as of March 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1	Level 2	Level 3	Total
Foreign Corporate Bonds	$—	$669,550	$—	$669,550
Foreign Government Obligations	—	7,045,243	—	7,045,243
Total	$—	$7,714,793	$—	$7,714,793
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$—	$62,771	$—	$62,771
Liabilities	—	(53,691)	—	(53,691)
Total	$—	$9,080	$—	$9,080

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level 1/level 2 transfers during the period ended March 31, 2016.

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)

LORD ABBETT GLOBAL FUND, INC. - MULTI-ASSET GLOBAL OPPORTUNITY FUND March 31, 2016

Investments				Shares	Fair Value (000)
LONG-TERM INVESTMENTS 100.30%

EXCHANGE-TRADED FUND 0.85%

WisdomTree Japan Hedged Equity Fund (cost $2,770,816)				50,078	$2,189

INVESTMENTS IN UNDERLYING FUNDS(a) 99.12%

Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I(b)				1,526,471	28,652
Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund-Class I(c)				9,525,953	50,106
Lord Abbett Investment Trust-High Yield Fund-Class I(d)				6,447,207	44,808
Lord Abbett Securities Trust-International Core Equity Fund-Class I(e)				107,541	1,273
Lord Abbett Securities Trust-International Dividend Income Fund-Class I(f)				15,365,912	103,874
Lord Abbett Mid Cap Stock Fund, Inc.-Class I(g)				1,120,268	28,052
Total Investments in Underlying Funds (cost $290,076,653)					256,765

	Interest Rate	Maturity Date	Credit Rating: S&P or Moody’s	Principal Amount (000)
MUNICIPAL BONDS 0.33%

Tax Revenue

PR Corp. Sales Tax	5.00%	8/1/2040	Caa3	$250	152
PR Corp. Sales Tax	5.25%	8/1/2040	Caa3	325	198
PR Corp. Sales Tax	6.00%	8/1/2032	Caa3	230	140
PR Corp. Sales Tax	6.05%	8/1/2037	Caa3	235	143
PR Corp. Sales Tax	6.35%	8/1/2057	Caa3	370	225
Total Municipal Bonds (cost $860,090)					858

SHORT-TERM INVESTMENT 0.12%

Repurchase Agreement

Repurchase Agreement dated 3/31/2016, 0.03% due 4/1/2016 with Fixed Income Clearing Corp. collateralized by $325,000 of U.S. Treasury Note at 1.25% due 3/31/2021; value: $325,000; proceeds: $315,932 (cost $315,932)				316	316

Total Investments in Securities 100.42% (cost $294,023,491)					260,128

Liabilities in Excess of Other Assets(h) (0.42%)					(1,094)

Net Assets 100.00%					$259,034

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT GLOBAL FUND, INC. - MULTI-ASSET GLOBAL OPPORTUNITY FUND March 31, 2016

(a)	Affiliated issuers (See Note 5).
(b)	Fund investment objective is total return.
(c)	Fund investment objective is to seek high total return.
(d)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.
(e)	Fund investment objective is to seek long-term capital appreciation.
(f)	Fund investment objective is to seek a high level of total return.
(g)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(h)	Liabilities in Excess of Other Assets include net unrealized appreciation/depreciation on credit default swaps, forward foreign currency exchange contracts and futures contracts as follows:

Centrally Cleared Credit Default Swaps on Indexes - Buy Protection at March 31, 2016(1):

Referenced Index*	Fund Pays	Termination Date	Notional Amount	Fair Value(2)	Payments Upfront(3)	Unrealized Appreciation
Markit CDX. NA.HY.25(4)	5.00%	12/20/2020	1,300,000	$1,337,571	$9,392	$46,963

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities.
(2)	Fair value serves as the indicator of the current status of payment/performance risk.
(3)	Upfront payments received by Central Clearinghouse are presented net of amortization (See Note 2(k)).
(4)	Central Clearinghouse: Credit Suisse.
*	The Referenced Index is for Credit Default Swaps on Indexes, which is comprised of a basket of high yield securities. (See Note 2(k)).

Open Forward Foreign Currency Exchange Contracts at March 31, 2016:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Buy	Standard Chartered Bank	5/31/2016	1,747,000	$1,332,568	$1,335,667	$3,099
Australian dollar	Buy	Standard Chartered Bank	5/31/2016	447,000	317,756	341,754	23,998
Canadian dollar	Buy	Standard Chartered Bank	5/31/2016	412,000	304,597	317,245	12,648
Canadian dollar	Buy	Morgan Stanley	5/31/2016	1,659,000	1,276,446	1,277,451	1,005
euro	Buy	Standard Chartered Bank	5/31/2016	340,000	370,965	387,547	16,582
euro	Buy	Standard Chartered Bank	5/31/2016	1,369,000	1,553,235	1,560,447	7,212
British pound	Buy	Standard Chartered Bank	5/31/2016	171,000	238,028	245,638	7,610
Japanese yen	Sell	State Street Bank and Trust	5/31/2016	285,200,000	2,540,418	2,537,985	2,433
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$74,587

See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

LORD ABBETT GLOBAL FUND, INC. - MULTI-ASSET GLOBAL OPPORTUNITY FUND March 31, 2016

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Australian dollar	Buy	Standard Chartered Bank	5/31/2016	175,000	$133,816	$133,796	$(20)
Canadian dollar	Buy	Citibank	5/31/2016	166,000	127,835	127,822	(13)
euro	Buy	Standard Chartered Bank	5/31/2016	137,000	156,228	156,159	(69)
British pound	Buy	Bank of America	5/31/2016	70,000	100,613	100,553	(60)
British pound	Buy	Morgan Stanley	5/31/2016	689,000	997,824	989,733	(8,091)
Australian dollar	Sell	Standard Chartered Bank	4/28/2016	126,000	88,030	96,479	(8,449)
Australian dollar	Sell	Standard Chartered Bank	5/31/2016	8,390,000	6,010,151	6,414,566	(404,415)
Canadian dollar	Sell	State Street Bank and Trust	5/31/2016	3,540,000	2,618,030	2,725,844	(107,814)
Swiss franc	Sell	Standard Chartered Bank	4/28/2016	125,000	123,385	130,134	(6,749)
euro	Sell	Goldman Sachs	4/28/2016	389,000	423,491	442,962	(19,471)
euro	Sell	State Street Bank and Trust	5/31/2016	14,360,000	15,866,651	16,368,162	(501,511)
British pound	Sell	Standard Chartered Bank	5/31/2016	3,460,000	4,816,202	4,970,211	(154,009)
British pound	Sell	Bank of America	4/28/2016	175,000	251,319	251,362	(43)
Japanese yen	Sell	Morgan Stanley	4/28/2016	36,000,000	304,622	320,099	(15,477)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(1,226,191)

Open Futures Contracts at March 31, 2016:

Type	Expiration	Contracts	Position	Fair Value	Unrealized Depreciation
E-Mini S&P 500 Index	June 2016	5	Short	$(512,875)	$(8,660)
U.S. 10-Year Treasury Note	June 2016	104	Short	(13,560,625)	(4,793)
Totals				$(14,073,500)	$(13,453)

The following is a summary of the inputs used as of March 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Exchange-Traded Fund	$2,189	$—	$—	$2,189
Investments in Underlying Funds	256,765	—	—	256,765
Municipal Bonds	—	858	—	858
Repurchase Agreement	—	316	—	316
Total	$258,954	$1,174	$—	$260,128
Other Financial Instruments
Credit Default Swap
Assets	$—	$47	$—	$47
Liabilities	—	—	—	—
Forward Foreign Currency Exchange Contracts
Assets	—	75	—	75
Liabilities	—	(1,226)	—	(1,226)
Futures Contracts
Assets	—	—	—	—
Liabilities	(13)	—	—	(13)
Total	$(13)	$(1,104)	$—	$(1,117)

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each investment strategy of the Underlying Funds.
(3)	There were no level 1/level 2 transfers during the period ended March 31, 2016.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Global Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was incorporated under Maryland law on February 23, 1988. The Company consists of the following four funds (each, a “Fund” and collectively, the “Funds”): Lord Abbett Emerging Markets Corporate Debt Fund (“Emerging Markets Corporate Debt Fund”), Lord Abbett Emerging Markets Currency Fund (“Emerging Markets Currency Fund”), Lord Abbett Emerging Markets Local Bond Fund (“Emerging Markets Local Bond Fund”) and Lord Abbett Multi-Asset Global Opportunity Fund (“Multi-Asset Global Opportunity Fund”). Emerging Markets Corporate Debt Fund and Multi-Asset Global Opportunity Fund are each diversified as defined in the Act and Emerging Markets Currency Fund and Emerging Markets Local Bond Fund are each non-diversified as defined in the Act.

Emerging Markets Currency Fund’s investment objective is to seek high total return. Emerging Markets Corporate Debt Fund, Emerging Markets Local Bond Fund and Multi-Asset Global Opportunity Fund’s investment objective is total return. Multi-Asset Global Opportunity Fund invests principally in other mutual funds (“Underlying Funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”).

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation-Under procedures approved by the Funds’ Board of Directors (the “Board”), Lord Abbett, the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may utilize on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available. Investments in the Underlying Funds are valued at their net asset value (“NAV”) each business day at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Schedule of Investments (unaudited) (continued)

(b)	Security Transactions-Security transactions are recorded as of the date that the securities are purchased or sold (trade date).

(c)	Foreign Transactions-The books and records of Emerging Markets Corporate Debt Fund, Emerging Markets Currency Fund and Emerging Markets Local Bond Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(d)	Forward Foreign Currency Exchange Contracts-Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates.

(e)	Futures Contracts-Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(f)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions-Emerging Markets Corporate Debt Fund, Emerging Markets Currency Fund and Emerging Markets Local Bond Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(g)	Mortgage Dollar Rolls-Emerging Markets Corporate Debt Fund, Emerging Markets Currency Fund and Emerging Markets Local Bond Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, each Fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold.

(h)	Commercial Paper-Each Fund may purchase commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

Notes to Schedule of Investments (unaudited) (continued)

(i)	Repurchase Agreements-Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(j)	Interest Rate Swaps-Each Fund may invest in interest rate swaps in order to enhance returns or hedge against interest rate risk. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The interest rate swap agreement will normally be entered into on a zero coupon basis, meaning that the floating rate will be based on the cumulative of the variable rate, and the fixed rate will compound until the swap’s maturity date, at which point the payments would be netted.

(k)	Credit Default Swaps-Each Fund may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market. During the period, Emerging Markets Currency Fund entered into credit default swaps based on CMBX indexes, which are comprised of a basket of commercial mortgage-backed securities. Multi-Asset Global Opportunity Fund entered into a centrally cleared credit default swap based on a CDX high yield index, which is comprised of a basket of high yield securities.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. There was minimal counterparty credit risk to Multi-Asset Global Opportunity Fund during the period ended March 31, 2016, since the credit default swap entered into was through central clearinghouse, which guarantees against default.

Notes to Schedule of Investments (unaudited) (continued)

(l)	Floating Rate Loans-Emerging Markets Corporate Debt Fund, Emerging Markets Currency Fund and Emerging Markets Local Bond Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which each Fund invests may be subject to some restrictions on resale. For example, each Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. Each Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. As of March 31, 2016, each Fund had no unfunded loan commitments.

(m)	Fair Value Measurements-Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 -	unadjusted quoted prices in active markets for identical investments;
•	Level 2 -	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of March 31, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the period then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Schedule of Investments (unaudited) (continued)

3.	FEDERAL TAX INFORMATION

As of March 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Emerging Markets Corporate Debt Fund	Emerging Markets Currency Fund
Tax cost	$32,848,804	$398,813,321
Gross unrealized gain	779,418	1,797,386
Gross unrealized loss	(214,469)	(11,590,286)
Net unrealized security gain (loss)	$564,949	$(9,792,900)

	Emerging Markets Local Bond Fund	Multi-Asset Global Opportunity Fund
Tax cost	$9,128,663	$299,561,927
Gross unrealized gain	114,136	4,657,506
Gross unrealized loss	(1,528,006)	(44,091,181)
Net unrealized security loss	$(1,413,870)	$(39,433,675)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions received, wash sales and amortization of premium.

4.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Each Fund entered into forward foreign currency exchange contracts for the period ended March 31, 2016 (as described in note 2(d)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on foreign currency exchange contracts and deposits with brokers as collateral.

Multi-Asset Global Opportunity Fund entered into E-Mini S&P 500 Index futures contracts for the period ended March 31, 2016 (as described in note 2(e)) for investment purposes. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Emerging Markets Local Bond Fund, Emerging Markets Currency Fund and Multi-Asset Global Opportunity Fund entered into U.S. Treasury futures contracts for the period ended March 31, 2016 (as described in note 2(e)) to economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Emerging Markets Currency Fund and Multi-Asset Global Opportunity Fund entered into credit default swaps for the period ended March 31, 2016 (as described in note 2(k)) to hedge credit risk. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security within the index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Each Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

Notes to Schedule of Investments (unaudited) (continued)

Emerging Markets Currency Fund entered into interest rate swaps for the period ended March 31, 2016 (as described in note 2(j)) to economically hedge against interest rate risk. The Fund’s use of interest rate swaps involves the risk that Lord Abbett will not accurately predict expectations of interest rates, and the Fund’s returns could be reduced as a result. There is minimal counterparty credit risk to the Fund since interest rate swaps are traded through a central clearinghouse. As the counterparty to all centrally cleared interest rate swaps, the clearinghouse guarantees interest rate swaps against default.

As of March 31, 2016, each Fund had the following derivatives at fair value, grouped into risk categories that illustrate the Funds’ use of derivative instruments:

Emerging Markets Corporate Debt Fund
Asset Derivatives	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts	$333,017

Liability Derivatives
Forward Foreign Currency Exchange Contracts	$294,421

	Emerging Markets Currency Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Forward Foreign Currency Exchange Contracts	—	$23,129,596	—

Liability Derivatives
Credit Default Swaps	—	—	$8,801
Futures Contracts	$28,790	—	—
Forward Foreign Currency Exchange Contracts	—	$2,663,255	—
Interest Rate Swaps	$803,713	—	—

Emerging Markets Local Debt Fund
Asset Derivatives	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts	$62,771

Notes to Schedule of Investments (unaudited) (concluded)

Liability Derivatives
Forward Foreign Currency Exchange Contracts	$53,691

	Multi-Asset Global Opportunity Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts	Equity Contracts	Credit Contracts
Credit Default Swaps	—	—	—	$46,963
Forward Foreign Currency Exchange Contracts	—	$74,587	—	—

Liability Derivatives
Futures Contracts	$4,793	—	$8,660
Forward Foreign Currency Exchange Contracts	—	$1,226,191	—

5.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a Fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year or any company which is under common ownership or control. Multi-Asset Global Opportunity Fund had the following transactions with affiliated issuers (i.e. the Underlying Funds) for the period ended March 31, 2016:

Multi-Asset Global Opportunity Fund
Affiliated Issuer	Balance of Shares Held at 12/31/2015	Gross Additions	Gross Sales	Balance of Shares Held at 3/31/2016	Fair Value at 3/31/2016	Net Realized Gain 1/1/2016 to 3/31/2016	Dividend Income 1/1/2016 to 3/31/2016
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I	1,729,666	25,868	(229,063)	1,526,471	$28,651,860	$48,581	$—
Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund-Class I	9,436,733	395,254	(306,034)	9,525,953	50,106,514	(482,696)	369,243
Lord Abbett Investment Trust-High Yield Fund-Class I	6,332,184	468,269	(353,246)	6,447,207	44,808,089	(447,719)	645,218
Lord Abbett Securities Trust-International Core Equity Fund-Class I	—	107,540	—	107,540	1,273,279	—	—
Lord Abbett Securities Trust-International Dividend Income Fund-Class I	16,052,209	215,357	(901,654)	15,365,912	103,873,565	(2,261,490)	1,005,851
Lord Abbett Mid Cap Stock Fund, Inc.-Class I	1,187,355	—	(67,087)	1,120,268	28,051,516	539,462	—
Lord Abbett Investment Trust-Short Duration Income Fund-Class I	57,948	1,212,784	(1,270,732)	—	—	26,218	23,679
Total					$256,764,823	$(2,577,644)	$2,043,991

Investments in Underlying Funds (unaudited)

Multi-Asset Global Opportunity Fund invests in Underlying Funds managed by Lord Abbett. As of March 31, 2016, Multi-Asset Global Opportunity Fund’s investments in the Underlying Funds were allocated as follows:

Underlying Fund Name	% of Investments in Underlying Funds
Lord Abbett Equity Trust - Calibrated Mid Cap Value Fund - Class I	11.16%
Lord Abbett Global Fund, Inc. - Emerging Markets Currency Fund - Class I	19.51%
Lord Abbett Investment Trust - High Yield Fund - Class I	17.45%
Lord Abbett Securities Trust - International Core Equity Fund - Class I	0.50%
Lord Abbett Securities Trust - International Dividend Income Fund - Class I	40.45%
Lord Abbett Mid Cap Stock Fund - Class I	10.93%

The Ten Largest Holdings and the Holdings by Sector, as of March 31, 2016, for each Underlying Fund are presented below. Each Underlying Fund’s annual and semiannual reports, which are sent to shareholders and filed with the SEC, contain information about the Underlying Fund’s portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on Form N-Q as of the end of each respective Underlying Fund’s first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.lordabbett.com or requested at no charge by calling Lord Abbett at 888-522-2388.

Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund

Ten Largest Holdings	% of Investments
Whirlpool Corp.	2.51%
Invesco Ltd.	2.10%
XL Group plc	2.02%
M&T Bank Corp.	1.96%
Public Service Enterprise Group, Inc.	1.91%
Fifth Third Bancorp	1.85%
SCANA Corp.	1.74%
Fidelity National Information Services, Inc.	1.71%
Everest Re Group Ltd.	1.68%
Stanley Black & Decker, Inc.	1.67%

Holdings by Sector*	% of Investments
Consumer Discretionary	8.81%
Consumer Staples	4.62%
Energy	8.22%
Financials	33.40%
Health Care	5.07%
Industrials	9.48%
Information Technology	9.91%
Materials	5.65%
Telecommunications Services	1.15%
Utilities	13.28%
Repurchase Agreement	0.41%
Total	100.00%

*      A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Global Fund, Inc.-Emerging Markets Currency Fund

Ten Largest Holdings	% of Investments
Brazil Letras do Tesouro Nacional, 0.00%, 7/1/2017	1.71%
Shell International Finance BV, 1.071%, 5/11/2020	1.50%
Citigroup Commercial Mortgage Trust 2015-SSHP C, 2.533%, 9/15/2017	0.95%
Laclede Group Inc/The, 1.368%, 8/15/2017	0.92%
Wachovia Bank Commercial Mortgage Trust Series 2005-C21 D, 5.465%, 10/15/2044	0.90%
Federal National Mortgage Assoc., 3.479%, 11/1/2040	0.90%
Martin Marietta Materials, Inc., 1.729%, 6/30/2017	0.89%
U.S. Treasury Note, 0.875%, 10/15/2017	0.81%
BP Capital Markets plc, 1.260%, 9/26/2018	0.78%
Hewlett-Packard Enterprise Co., 2.369%, 10/5/2017	0.77%

Holdings by Sector*	% of Investments
Asset-Backed	13.89%
Automotive	1.63%
Banking	4.49%
Basic Industry	3.13%
Capital Goods	1.84%
Consumer Goods	1.46%
Energy	14.79%
Financial Services	4.54%
Foreign Government	0.03%
Health Care	3.27%
Insurance	1.04%
Leisure	2.20%
Media	2.94%
Mortgage-Backed	25.43%
Municipal	0.38%
Real Estate	3.69%
Retail	0.40%
Technology & Electronics	2.40%
Telecommunications	1.32%
Transportation	1.74%
U.S. Government	7.37%
Utility	2.02%
Total	100.00%

*      A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Investment Trust-High Yield Fund

Ten Largest Holdings	% of Investments
Neptune Finco Corp., 10.875%, 10/15/2025	1.59%
Frontier Communications Corp., 11.00%, 9/15/2025	1.33%
ArcelorMittal, 6.125%, 6/1/2025	0.78%
Navient Corp., 5.8875%, 3/25/2021	0.74%
T-Mobile USA, Inc., 6.836%, 4/28/2023	0.70%
DISH DBS Corp., 5.875%, 7/15/2022	0.59%
AMC Networks, Inc., 4.75%, 12/15/2022	0.58%
WhiteWave Foods Co. (The), 5.375%, 10/1/2022	0.58%
CCO Holdings LLC/CCO Holdings Capital Corp, 5.875%, 4/1/2024	0.56%
MGM Resorts International, 6.00%, 3/15/2023	0.54%

Holdings by Sector*	% of Investments
Automotive	1.56%
Banking	3.34%
Basic Industry	13.80%
Capital Goods	4.83%
Consumer Cyclicals	0.54%
Consumer Discretionary	0.33%
Consumer Goods	5.40%
Consumer Services	0.48%
Energy	13.15%
Financial Services	2.22%
Foreign Government	0.84%
Healthcare	6.66%
Insurance	0.84%
Leisure	6.49%
Materials	0.35%
Media	9.65%
Mortgaged Backed	0.28%
Municipal	0.08%
Real Estate	0.43%
Retail	7.16%
Services	3.18%
Technology & Electronics	5.26%
Telecommunications	7.77%
Transportation	2.30%
Utility	1.89%
Repurchase Agreement	1.17%
Total	100.00%

*      A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Securities Trust-International Core Equity Fund

Ten Largest Holdings	% of Investments
Roche Holding AG	2.72%
Daimler AG Registered Shares	2.45%
Renault SA	2.16%
AXA SA	2.15%
AstraZeneca plc	2.09%
Siemens AG Registered Shares	1.97%
British American Tobacco plc	1.93%
Carnival plc	1.80%
Anheuser-Busch InBev NV	1.79%
PT Bank Negara Indonesia (Persero) Tbk	1.53%

Holdings by Sector*	% of Investments
Consumer Discretionary	14.75%
Consumer Staples	9.02%
Energy	4.10%
Financials	22.13%
Health Care	7.38%
Industrials	14.75%
Information Technology	6.56%
Materials	11.47%
Telecommunication Services	5.74%
Utilities	3.28%
Repurchase Agreement	0.82%
Total	100.00%

*      A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Securities Trust-International Dividend Income Fund

Ten Largest Holdings	% of Investments
Snam SpA	2.84%
National Grid plc	2.69%
Imperial Brands plc	2.61%
Enagas SA	2.42%
Crescent Point Energy Corp.	2.30%
Sands China Ltd.	2.23%
Spark New Zealand Ltd.	1.97%
Rio Tinto plc ADR	1.96%
National Australia Bank Ltd.	1.90%
Royal Dutch Shell plc Class A ADR	1.81%

Holdings by Sector*	% of Investments
Consumer Discretionary	11.73%
Consumer Staples	7.93%
Energy	12.13%
Financials	27.18%
Health Care	4.40%
Industrials	7.37%
Information Technology	3.20%
Materials	2.80%
Telecommunication Services	11.13%
Utilities	12.10%
Repurchase Agreement	0.03%
Total	100.00%

*      A sector may comprise several industries.

Investments in Underlying Funds (unaudited)(concluded)

Lord Abbett Mid Cap Stock Fund, Inc.

Ten Largest Holdings	% of Investments
Edison International	2.78%
PPL Corp.	2.47%
XL Group plc	2.28%
Whirlpool Corp.	2.14%
Sempra Energy	2.13%
M&T Bank Corp.	2.03%
UDR, Inc.	2.02%
Portland General Electric Co.	2.00%
Fidelity National Information Services, Inc.	1.91%
Kimco Realty Corp.	1.86%

Holdings by Sector*	% of Investments
Consumer Discretionary	11.10%
Consumer Staples	2.77%
Energy	9.35%
Financials	32.67%
Health Care	6.17%
Industrials	6.36%
Information Technology	12.80%
Materials	4.15%
Utilities	12.62%
Repurchase Agreement	2.01%
Total	100.00%

*      A sector may comprise several industries.

Item 2:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3:	Exhibits.

Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT GLOBAL FUND, INC.

	By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: May 26, 2016

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: May 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: May 26, 2016

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: May 26, 2016